UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05120

Nuveen Municipal Value Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table
of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	10
Share Information	11
Risk Considerations	13
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	22
Report of Independent Registered Public Accounting Firm	23
Portfolios of Investments	24
Statement of Assets and Liabilities	68
Statement of Operations	69
Statement of Changes in Net Assets	70
Statement of Cash Flows	72
Financial Highlights	74
Notes to Financial Statements	78
Additional Fund Information	89
Glossary of Terms Used in this Report	90
Reinvest Automatically, Easily and Conveniently	92
Annual Investment Management Agreement Approval Process	93
Board Members and Officers	101

NUVEEN 3

Chairman’s Letter
   to Shareholders
Dear Shareholders,
Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 22, 2017
4 NUVEEN

Portfolio Managers’
   Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2017?
The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.
Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN 5

Portfolio Managers’ Comments (continued)
Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.
With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.
While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes, and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.
After a sell-off in response to the U.S. presidential election in November 2016, the municipal bond market rallied for the remainder of the reporting period. Donald Trump’s unexpected win launched a wave of speculation that his legislative agenda would drive interest rates and inflation higher as well as introduce tax reforms that might be unfavorable to municipal bonds. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow, with the largest outflows from the high yield municipal segment. Volatility intensified as mutual fund managers rushed to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
Conditions began to stabilize after the municipal market bottomed on December 1, 2016. Although interest rates ended the reporting period slightly higher, municipal bond relative valuations had returned to their pre-election levels, as economic conditions remained steady, much of Trump’s agenda has yet to be passed and the initial tax reform proposals circulating in Congress did not modify the current municipal bond tax exemption. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.
6 NUVEEN

The balance of municipal bond supply and demand remained advantageous for prices. In the reporting period overall, municipal bond issuance nationwide totaled $372.4 billion, a 15.5% drop from the issuance for the twelve-month reporting period ended October 31, 2016. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates have risen and are expected to move higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in four of the past seven calendar years. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. However, the pace of refinancing has slowed somewhat in 2017.
Demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher yielding assets, including U.S. municipal bonds. The Fed’s clearly stated intentions have met with market approval, which kept market volatility low, and fiscal policy expectations have moderated since the post-election frenzy, improving investor confidence. As a result, municipal bond fund inflows have steadily increased in 2017 so far.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2017?
While the first two months of the reporting period saw widening credit spreads along with rising yields and falling prices (as prices and yields move in opposite directions), the municipal market recovered over the following ten months. Interest rates moderated, credit spreads narrowed and liquidity improved, which helped the broad municipal market post a modest gain for the reporting period overall. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. NUV and NUW executed numerous trades early in the reporting period to take advantage of the prevailing market conditions that provided attractive opportunities for tax loss swapping. This strategy involves selling bonds that were bought when interest rates were lower and using the proceeds to buy other bonds (typically at higher yield levels) to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities. The opportunity for tax loss swapping waned as the municipal market rallied and credit spreads tightened. In the second half of the reporting period, our buying was more concentrated in the new issue market, where we found more attractive values compared to the secondary market.
NUV and NUW bought bonds from a diverse group of sectors, generally on the long-intermediate to long end of the yield curve and in the medium credit quality range (A rated and low AA rated). We also favored premium coupon (5% and higher) structures, some with shorter calls. NMI also took advantage of engaging in tax loss swaps in the first half of the reporting period to help boost the Fund’s income stream. In the second half of the reporting period, NMI’s exposure to A rated bonds continued to rise. We bought two names from the education/civic organizations sector, the Arizona Academies of Math and Science charter school and the Field Museum of Natural History in Chicago, as well as some health care and airport credits. NEV’s buying activity was relatively light. We added to the tobacco securitization sector and increased exposure to Chicago Board of Education bonds. NEV also bought several transportation credits, including Foothill/Eastern Transportation Corridor Agency (a California toll road system), New York LaGuardia Airport and New Orleans Aviation Board. Outside of the one-for-one tax loss bond swaps, the Funds funded the purchases mainly with the proceeds from called and maturing bonds.
As of October 31, 2017, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
NUVEEN 7

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended October 31, 2017?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended October 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2017, the total returns at NAV for all four of these Funds exceeded the return for the national S&P Municipal Bond Index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation, sector allocation and credit selection. For NUV, NUW and NMI, yield curve and duration positioning were positive contributors to relative performance. NUV and NUW have maintained a “barbell” positioning strategy, holding overweight allocations to both the shortest and longest ends of the yield curve with an underweight to the middle of the curve. Although the shorter-dated buckets underperformed in this reporting period, which hurt the two Funds’ overweight allocations there, the Funds’ overweights to the longer-dated buckets generated gains that more than offset the loss. NMI was positioned with a slightly longer duration than the benchmark, which was modestly advantageous during this reporting period. The impact of yield curve and duration positioning was neutral on NEV’s relative results.
For all four Funds, credit ratings allocations were beneficial to performance in this reporting period. NUV and NUW were aided the most by their overweights to B rated bonds (which were primarily tobacco securitization bonds, a sector that outperformed in this reporting period) and underweight to CCC rated bonds (which were primarily Puerto Rico bonds, a group that lagged). NMI’s overweight allocations to A, BBB and B rated bonds added to outperformance, while NEV’s overweights to the BBB and non-rated categories generated excess returns relative to the benchmark.
Sector based performance was mixed across the four Funds. NUV’s sector positioning was modestly negative but NUW’s was modestly positive. Both Funds were hurt by overweight allocations to pre-refunded bonds, which trailed the broad market due to their high credit quality, as well as by underweight allocations to the transportation sector, which performed well in this reporting period. However, NUW benefited from an overweight to higher education bonds, which helped mitigate negative sector performance elsewhere. For NEV, sector allocation and credit selection were favorable to performance. NEV’s overweight position in tobacco securitization bonds, the top performing sector in this reporting period, benefited performance, as did an overweight to another strong performing sector, the industrial development revenue (IDR) sector. In addition, one of the Fund’s IDR holdings, U.S. Steel, outperformed the market and contributed positive performance. NEV’s higher weightings in Illinois-related bonds also boosted relative results, as the Chicago Board of Education, which oversees Chicago Public Schools (CPS), rallied strongly on positive news about CPS’s financial outlook. NMI’s sector allocation strategy was not a meaningful driver of performance.
In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update Involving Puerto Rico
As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a
8 NUVEEN

legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan’s horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten-year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of October 2017, Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.
In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.
In terms of Puerto Rico holdings, shareholders should note that NEV had limited exposure of 0.45%, which was either insured or investment grade to Puerto Rico debt, while NUV, NUW and NMI did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.
Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.
NUVEEN 9

Fund
   Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV relative to its comparative benchmark was the Fund’s use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligible impact on performance of NUV during the reporting period, while making a positive contribution to NUW, NMI and NEV over this reporting period.
As of October 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	0.31%	8.98%	5.82%	34.21%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

10 NUVEEN

Share
   Information
DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.
		Per Share Amounts
Ex-Dividend Date	NUV	NUW	NMI	NEV
November 2016	$0.0325	$0.0600	$0.0415	$0.0725
December	0.0325	0.0600	0.0405	0.0680
January	0.0325	0.0600	0.0405	0.0680
February	0.0325	0.0600	0.0405	0.0680
March	0.0325	0.0600	0.0405	0.0680
April	0.0325	0.0600	0.0405	0.0680
May	0.0325	0.0600	0.0405	0.0680
June	0.0325	0.0600	0.0405	0.0680
July	0.0325	0.0600	0.0405	0.0680
August	0.0325	0.0600	0.0405	0.0680
September	0.0325	0.0600	0.0405	0.0680
October 2017	0.0325	0.0600	0.0405	0.0680
Total Monthly Per Share Distributions	$0.3900	$0.7200	$0.4870	$0.8205
Ordinary Income Distribution*	$0.0022	$0.0072	$0.0020	$0.0012
Total Distributions from Net Investment Income	$0.3922	$0.7272	$0.4890	$0.8217

Yields
Market Yield**	3.85%	4.19%	4.24%	5.71%
Taxable-Equivalent Yield**	5.35%	5.82%	5.89%	7.93%

*	Distribution paid in December 2016.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of October 31, 2017, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital
NUVEEN 11

Share Information (continued)
gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
EQUITY SHELF PROGRAMS
During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share. During the current fiscal period, each Fund was authorized to issue additional shares under one or more shelf offerings. The total amount of shares authorized under these Shelf Offerings are as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Additional authorized shares	19,600,000*	1,400,000	800,000**	5,200,000*

*	Represents additional authorized shares for the period November 1, 2016 through February 28, 2017.
**	Represents total additional authorized shares for the period May 17, 2017 through October 31, 2017.

During the current reporting period, the following Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per share as shown in the accompanying table.

	NUW	NMI
Shares sold through shelf offering	685,364	209,600
Weighted average premium to NAV per share sold	2.14%	3.29%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.
SHARE REPURCHASES
During August 2017, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.
	NUV	NUW	NMI	NEV
Shares cumulatively repurchased and retired	—	—	—	—
Shares authorized for repurchase	20,690,000	1,485,000	845,000	2,495,000

OTHER SHARE INFORMATION
As of October 31, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.
	NUV	NUW	NMI	NEV
NAV	$10.30	$16.99	$11.38	$15.03
Share price	$10.12	$17.17	$11.45	$14.28
Premium/(Discount) to NAV	(1.75)%	1.06%	0.62%	(4.99)%
12-month average premium/(discount) to NAV	(2.54)%	0.54%	3.32%	(3.67)%

12 NUVEEN

Risk
   Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.
NUVEEN 13

NUV
Nuveen Municipal Value Fund, Inc.
      Performance Overview and Holding Summaries as of October 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2017
		Average Annual
	1-Year	5-Year	10-Year
NUV at NAV	3.03%	4.15%	4.91%
NUV at Share Price	5.48%	3.78%	5.47%
S&P Municipal Bond Index	1.80%	3.04%	4.43%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

14 NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate
Obligations	100.3%
Floating Rate Obligations	(0.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.4%
AA	36.4%
A	31.0%
BBB	9.5%
BB or Lower	7.4%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.2%
Transportation	20.0%
Health Care	16.0%
Tax Obligation/General	12.1%
U.S. Guaranteed	10.8%
Utilities	7.0%
Other	12.9%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.1%
Texas	13.8%
California	11.3%
Colorado	6.3%
Florida	5.0%
New York	4.3%
New Jersey	4.1%
Ohio	3.9%
Michigan	3.8%
Wisconsin	3.5%
Nevada	2.5%
Washington	2.2%
Indiana	2.1%
Tennessee	1.9%
Massachusetts	1.9%
Other	18.3%
Total	100%

NUVEEN 15

NUW
      Nuveen AMT-Free Municipal Value Fund
      Performance Overview and Holding Summaries as of October 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2017
		Average Annual
			Since
	1-Year	5-Year	Inception
NUW at NAV	3.02%	3.86%	7.16%
NUW at Share Price	5.71%	3.16%	6.78%
S&P Municipal Bond Index	1.80%	3.04%	5.12%
Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

16 NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	104.6%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations	105.9%
Floating Rate Obligations	(5.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	29.7%
AA	28.4%
A	24.5%
BBB	9.7%
BB or Lower	6.3%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	25.2%
Transportation	12.3%
Tax Obligation/Limited	12.0%
Tax Obligation/General	11.0%
Utilities	10.7%
Health Care	8.6%
Water and Sewer	7.2%
Consumer Staples	6.3%
Other	6.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.8%
Illinois	11.9%
Florida	8.1%
Texas	7.8%
Colorado	5.3%
New Jersey	4.9%
Ohio	4.8%
Wisconsin	4.7%
Indiana	3.9%
Louisiana	3.1%
Nevada	3.1%
Arizona	3.0%
New York	2.9%
Other	18.7%
Total	100%

NUVEEN 17

NMI
      Nuveen Municipal Income Fund, Inc.
      Performance Overview and Holding Summaries as of October 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2017
		Average Annual
	1-Year	5-Year	10-Year
NMI at NAV	2.34%	4.21%	5.62%
NMI at Share Price	(2.04)%	2.68%	5.98%
S&P Municipal Bond Index	1.80%	3.04%	4.43%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

18 NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.3%
AA	21.8%
A	28.3%
BBB	22.0%
BB or Lower	8.1%
N/R (not rated)	3.5%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.2%
Tax Obligation/General	13.2%
U.S. Guaranteed	12.8%
Education and Civic Organizations	11.3%
Tax Obligation/Limited	10.5%
Transportation	9.8%
Utilities	6.8%
Consumer Staples	5.0%
Other	9.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.3%
Illinois	10.3%
Colorado	9.6%
Texas	9.4%
Wisconsin	6.9%
Missouri	5.2%
Florida	5.1%
Ohio	4.5%
Pennsylvania	3.4%
Arizona	2.8%
Tennessee	2.4%
Kentucky	2.2%
Georgia	2.2%
Other	18.7%
Total	100%

NUVEEN 19

NEV
      Nuveen Enhanced Municipal Value Fund
      Performance Overview and Holding Summaries as of October 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2017
		Average Annual
			Since
	1-Year	5-Year	Inception
NEV at NAV	1.93%	5.20%	7.01%
NEV at Share Price	2.50%	3.85%	5.87%
S&P Municipal Bond Index	1.80%	3.04%	4.24%
Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
20 NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	109.7%
Common Stocks	0.6%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate
Obligations	112.9%
Floating Rate Obligations	(12.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	28.2%
AA	25.5%
A	16.8%
BBB	14.3%
BB or Lower	9.9%
N/R (not rated)	4.9%
N/A (not applicable)	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.0%
Tax Obligation/Limited	18.8%
Transportation	13.5%
U.S. Guaranteed	11.4%
Tax Obligation/General	6.8%
Education and Civic Organizations	6.6%
Utilities	6.2%
Consumer Staples	5.6%
Other	11.1%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.5%
California	13.1%
Ohio	9.2%
Wisconsin	9.0%
Pennsylvania	5.7%
Florida	5.2%
New Jersey	4.6%
New York	4.1%
Georgia	3.9%
Washington	3.9%
Louisiana	3.8%
Colorado	3.1%
Other	19.9%
Total	100%

NUVEEN 21

Shareholder
   Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NUV, NUW, NMI and NEV; at this meeting the shareholders were asked to elect Board Members.
	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	shares	shares	shares	shares
Approval of the Board Members
was reached as follows:
David J. Kundert
For	176,763,227	13,194,344	7,118,638	22,534,942
Withhold	5,077,102	226,568	283,040	383,728
Total	181,840,329	13,420,912	7,401,678	22,918,670
John K. Nelson
For	177,263,283	13,207,547	7,195,404	22,639,740
Withhold	4,577,046	213,365	206,274	278,930
Total	181,840,329	13,420,912	7,401,678	22,918,670
Terence J. Toth
For	177,161,214	13,207,547	7,187,587	22,637,867
Withhold	4,679,115	213,365	214,091	280,803
Total	181,840,329	13,420,912	7,401,678	22,918,670
Robert L. Young
For	177,255,457	13,207,547	7,196,715	22,644,733
Withhold	4,584,872	213,365	204,963	273,937
Total	181,840,329	13,420,912	7,401,678	22,918,670

22 NUVEEN

Report of
   Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose reports dated December 27, 2013 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, its cash flows (Nuveen Enhanced Municipal Value Fund) for the year then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
December 27, 2017
NUVEEN 23

NUV
Nuveen Municipal Value Fund, Inc.
Portfolio of Investments	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.4%

	Alaska – 0.1%
$ 2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	12/17 at 100.00	B3	$ 2,654,960
	Series 2006A, 5.000%, 6/01/32
	Arizona – 1.0%
2,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series	7/18 at 100.00	AA–	2,563,275
	2008A, 5.000%, 7/01/38
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	B	2,520,333
	2008, 7.000%, 12/01/27
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	6,849,864
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,542,227
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA	1,208,640
1,410	5.000%, 7/01/33	7/27 at 100.00	AA	1,696,145
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,197,280
750	5.000%, 7/01/35	7/27 at 100.00	AA	894,435
19,075	Total Arizona			21,472,199
	Arkansas – 0.3%
5,650	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.750%, 11/01/18 –	11/17 at 100.00	AA	5,666,893
	AGM Insured
	California – 11.1%
5,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	5,697,200
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,099,920
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	AA– (4)	5,929,550
	2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
4,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold	12/17 at 41.04	CCC	1,763,272
	Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B2	3,336,799
4,200	5.600%, 6/01/36	12/18 at 100.00	B2	4,280,934
1,175	California Department of Water Resources, Central Valley Project Water System Revenue Bonds,	12/26 at 100.00	AAA	1,425,052
	Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	11,538,400
	Refunding Series 2016B, 5.000%, 11/15/46
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	11,590,500
	Refunding Series 2017A, 5.000%, 11/15/48
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,373,688
	Angeles, Series 2017A, 5.000%, 8/15/37
15,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System,	No Opt. Call	AA–	19,416,750
	Series 2017A-2, 5.000%, 11/01/47
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	4,403,360
	Series 2013A, 5.000%, 7/01/33

24 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	$ 2,613,986
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	1,867,515
	2013I, 5.000%, 11/01/38
55	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/18 at 100.00	AA–	55,146
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,640,350
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB	3,764,110
	University Medical Center, Series 2016A, 5.000%, 12/01/46
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	3,432,531
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System,	7/18 at 100.00	AA– (4)	3,713,796
	Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series	8/18 at 100.00	AA+ (4)	5,149,600
	2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A+	3,342,800
	Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	BBB–	1,912,078
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AAA	28,271,700
	1995A, 0.000%, 1/01/22 (ETM)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
10,180	5.000%, 6/01/33	12/17 at 100.00	B+	10,146,813
1,500	5.125%, 6/01/47	12/17 at 100.00	B–	1,481,970
5,540	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	6,513,212
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,236,175
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,205,808
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	1,812,229
	Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	2,981,021
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,861,515
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	5,043,875
	2009C, 6.500%, 11/01/39
	Napa Valley Community College District, Napa and Sonoma Counties, California, General
	Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	2/18 at 55.85	Aa2	3,980,592
11,575	0.000%, 8/01/31 – NPFG Insured	2/18 at 50.34	Aa2	5,766,665
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	2,613,059
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA	6,006,059
	2004C, 0.000%, 8/01/33 – AGM Insured
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University	2/18 at 100.00	A	15,545,003
	Corridor/Sycamore Canyon Merged Redevelopment Project, Arlington Redevelopment Project,
	Hunter Park/Northside Redevelopment Project, Magnolia Center Redevelopment Project, 5.000%,
	8/01/37 – NPFG Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	2,243,958
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	2,233,230
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (4)	296,655
	Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41 (Pre-refunded 2/01/21)

NUVEEN 25

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	A	$ 9,829,727
	Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	10,039,665
	2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	Aaa	4,365,400
	Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,287,267
	Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/17 at 100.00	B+	2,000,400
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
	University of California, General Revenue Bonds, Series 2009O:
370	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	393,735
720	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	766,188
210	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	223,471
254,100	Total California			236,492,729
	Colorado – 6.2%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 –	10/17 at 100.00	BBB–	5,000,300
	SYNCORA GTY Insured
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	9/18 at 100.00	BBB+	5,206,968
	Series 2006A, 4.500%, 9/01/38
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	7,642,209
	Series 2013A, 5.250%, 1/01/45
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System,	9/18 at 102.00	AA	1,773,083
	Series 2005C, 5.250%, 3/01/40 – AGM Insured
2,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	3,075,388
	Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.000%, 1/01/21
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	16,895,788
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
960	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior	12/24 at 100.00	N/R	1,049,866
	Lien Series 2017, 5.000%, 12/31/47
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	Aa2 (4)	2,302,380
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	A+	3,200,670
2,200	5.000%, 11/15/29	11/22 at 100.00	A+	2,532,904
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A	5,728,838
	5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,	12/26 at 100.00	Baa2	2,266,520
	Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,581,455
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	15,119,434
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	10,146,960
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A	2,819,752
	9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	4,936,239
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,917,966
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007,	12/17 at 100.00	AA (4)	5,017,850
	5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	11,268,880
	Utilities, Series 2008, 6.500%, 11/15/38

26 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding	11/21 at 100.00	Baa1	$ 5,694,450
	Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	4,112,475
	Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series	11/26 at 100.00	AA+	5,762,211
	2017A, 5.000%, 11/01/40
155,775	Total Colorado			132,052,586
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	1,606,380
	Series 2011A, 5.000%, 7/01/41
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A+	9,699,417
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A+	5,648,350
9,230	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	369,211
	2013A, 6.050%, 7/01/31, (cash 4.000%, PIK 2.050%) (6)
24,170	Total Connecticut			17,323,358
	District of Columbia – 1.8%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	12/17 at 17.31	N/R	2,188,500
	Series 2006A, 0.000%, 6/15/46
14,110	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	15,003,868
	Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	12,060,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds,	4/18 at 100.00	AA+	10,022,800
	Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured
49,110	Total District of Columbia			39,275,368
	Florida – 4.9%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 –	10/21 at 100.00	AA	3,349,140
	AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/25 at 100.00	N/R	602,629
	Charter School Income Projects, Series 2015A, 6.000%, 6/15/35
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37 (WI/DD,	10/27 at 100.00	AA–	4,733,400
	Settling 11/07/17)
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	3,052,287
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	2,574,006
	Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	A	5,506,158
	5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/21 at 100.00	A+ (4)	11,101,035
	Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	2,278,840
	Series 2014B, 5.000%, 10/01/37
6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B,	10/19 at 100.00	A (4)	6,499,740
	5.500%, 10/01/36 (Pre-refunded 10/01/19)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A	4,395,240
	5.000%, 10/01/29
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012,	7/22 at 100.00	AA	4,520,280
	5.000%, 7/01/42

NUVEEN 27

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA	$ 10,468,636
	10/01/39 – AGM Insured
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,944,646
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,	11/22 at 100.00	BBB+	3,436,582
	Series 2013A, 5.000%, 11/01/43
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,122,163
	4.000%, 5/01/34
3,035	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/18 at 100.00	AA–	3,045,410
	Obligation Group, Refunding Series 2007, 5.000%, 8/15/19
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	1/18 at 100.00	AA–	14,760,933
	Obligation Group, Refunding Series 2007, 5.000%, 8/15/42 (UB) (7)
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,669,237
	5.000%, 11/15/33
94,785	Total Florida			104,060,362
	Georgia – 0.9%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	3,840,907
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System,	4/27 at 100.00	A	2,579,456
	Inc. Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	7,252,500
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A	2,724,192
	2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,315,860
	Refunding Series 2016A, 5.000%, 10/01/46
16,030	Total Georgia			18,712,915
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	375,949
	(Alternative Minimum Tax)
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.250%,	4/19 at 100.00	Aa1 (4)	3,832,277
	4/01/32 (Pre-refunded 4/01/19)
	Illinois – 14.9%
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	5,872,200
	Revenues, Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	5,798,350
	2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	3,349,348
	2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B	5,592,466
	2017A, 7.000%, 12/01/46
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	A	13,902,781
	Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	A	4,088,972
	Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AA+	1,595,385
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,750	4.750%, 1/01/30 – AGM Insured	1/18 at 100.00	AA	2,760,312
5,000	4.625%, 1/01/31 – AGM Insured	1/18 at 100.00	AA	5,018,100

28 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	1/18 at 100.00	AA–	$ 286,188
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/18 at 100.00	AA	7,768,910
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,027,850
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation	No Opt. Call	A+	3,137,865
	Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,541,069
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,527,255
	Corporation Project, Series 2010, 6.500%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AAA	5,610,650
13,070	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and	No Opt. Call	Aa3	12,822,454
	DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured
14,960	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and	No Opt. Call	Aa3 (4)	14,754,898
	DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured (ETM)
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and	No Opt. Call	A2	1,757,826
	Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	2,021,475
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	3,178,440
1,415	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	1,518,833
	6.000%, 5/15/39
3,110	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	N/R (4)	3,466,033
	6.000%, 5/15/39 (Pre-refunded 5/15/20)
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
45	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	50,209
4,755	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	5,305,391
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
70	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	71,485
1,930	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,970,955
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/25 at 100.00	A+	5,507,600
	Series 2015A, 5.000%, 11/15/38
4,475	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/18 at 100.00	BBB+	4,575,150
	Refunding Series 2008A, 5.500%, 8/15/30
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	610,411
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	884,812
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C,	2/21 at 100.00	AA– (4)	2,840,125
	5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	3,232,590
620	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992,	No Opt. Call	N/R (4)	630,515
	7.000%, 2/15/18 (ETM)
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 –	12/17 at 100.00	BBB–	3,758,325
	AMBAC Insured
5,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28 (WI/DD,	11/27 at 100.00	BBB–	5,472,700
	Settling 11/08/17)
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	1,914,951
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	699,959
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,237,042
	5.000%, 1/01/38
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel	1/18 at 100.00	N/R	4,605,900
	Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (6)

NUVEEN 29

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A	$ 15,104,040
	Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2002B:
3,070	5.500%, 6/15/20 – NPFG Insured	6/18 at 100.50	A	3,111,537
3,950	5.550%, 6/15/21 – NPFG Insured	6/18 at 100.50	A	4,003,562
9,270	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A	9,141,332
	Project, Series 1993A, 0.010%, 6/15/18 – FGIC Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	A	7,150,240
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	A	3,314,102
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	A	3,508,959
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	A	7,538,781
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
10,000	5.700%, 6/15/24 – NPFG Insured	6/22 at 101.00	A	11,507,500
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	A	2,719,876
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	A	10,853,156
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	A	9,941,400
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	A	10,114,109
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	A	4,677,776
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	A	4,299,200
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	A	10,272,152
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	8,329,793
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	10,436,320
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,176,088
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	702,465
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	A3	1,570,621
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	A3 (4)	718,783
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A+	2,256,724
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A3 (4)	718,864
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)
382,065	Total Illinois			316,933,160
	Indiana – 2.1%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	5,467,613
	2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	2,316,825
	Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,169,467
	Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint	5/18 at 100.00	Aa3 (4)	2,297,092
	Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A,	7/26 at 100.00	A+	2,278,560
	5.000%, 1/01/42

30 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
$ 12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	$ 11,829,128
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,983,144
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	11,193,635
46,795	Total Indiana			43,535,464
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	14,852,640
	Project, Series 2013, 5.500%, 12/01/22
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	12/17 at 100.00	B+	174,988
7,000	5.625%, 6/01/46	12/17 at 100.00	B+	7,029,960
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/17 at 100.00	B+	4,998,315
	5.600%, 6/01/34
26,640	Total Iowa			27,055,903
	Kentucky – 0.5%
605	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	1/18 at 100.00	A	606,827
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky
	International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A+	1,797,245
1,600	5.000%, 1/01/28	1/26 at 100.00	A+	1,862,848
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA	1,775,672
	Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	5,264,880
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
11,485	Total Kentucky			11,307,472
	Louisiana – 1.1%
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,606,304
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	6,151,524
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	5,090,779
	5.000%, 7/01/28
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	10,400,701
	Series 2017A, 5.000%, 1/01/48
21,220	Total Louisiana			24,249,308
	Maine – 0.3%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	4,469,852
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	BB	1,140,720
	Center, Series 2011, 6.750%, 7/01/41
5,300	Total Maine			5,610,572
	Maryland – 0.5%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	BBB–	737,730
1,465	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,707,370
1,820	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,102,682
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line	9/26 at 100.00	BBB+	2,636,911
	Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (Alternative Minimum Tax)

NUVEEN 31

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds,	7/25 at 100.00	BBB	$ 1,141,770
	Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,677,135
	Healthcare, Series 2011A, 6.125%, 1/01/36
8,815	Total Maryland			10,003,598
	Massachusetts – 1.9%
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
1,450	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,489,773
3,550	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	3,649,791
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	2,352,210
	Obligated Group, Series 2013, 5.250%, 11/15/41
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,
	Series 2016E:
2,905	5.000%, 7/01/35	7/26 at 100.00	BBB	3,267,399
1,105	5.000%, 7/01/36	7/26 at 100.00	BBB	1,239,313
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	3,162,026
	Series 2016N, 5.000%, 12/01/41
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A– (4)	513,470
	Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)
770	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	BBB	820,012
	Refunding Series 2009A, 5.750%, 7/01/39
1,530	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	N/R (4)	1,646,158
	Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
9,910	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	10,121,281
	(Alternative Minimum Tax)
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AA+	10,366,451
	2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series	No Opt. Call	A+	708,266
	1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	2/18 at 100.00	Aaa	321,235
	5.500%, 8/01/30
36,995	Total Massachusetts			39,657,385
	Michigan – 3.5%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding
	Series 2013:
1,930	6.000%, 10/01/33	10/23 at 100.00	N/R	1,895,009
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,364,970
5,870	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	11/17 at 100.00	B–	5,814,939
	5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	1,570,112
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%,	1/18 at 100.00	A	15,031
	7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	3,624,840
	7/01/29 – FGIC Insured
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%,	7/18 at 100.00	AA+ (4)	3,494,881
	7/01/36 (Pre-refunded 7/01/18) – BHAC Insured
7,525	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 –	7/18 at 100.00	AA+	7,728,852
	FGIC Insured
2,200	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2005B, 4.750%,	7/18 at 100.00	AA+ (4)	2,253,834
	7/01/34 (Pre-refunded 7/01/18) – BHAC Insured

32 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%,	1/18 at 100.00	A	$ 5,015
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	1/18 at 100.00	A	5,014
	7/01/34 – NPFG Insured
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2	956,585
	Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2 (4)	1,213,831
	Methodist Hospital, Series 2010, 5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A	2,122,907
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
4,585	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011,	12/21 at 100.00	AA–	5,057,484
	5.000%, 12/01/39
15	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011,	12/21 at 100.00	N/R (4)	17,121
	5.000%, 12/01/39 (Pre-refunded 12/01/21)
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015,	6/22 at 100.00	AA–	5,623,000
	5.000%, 12/01/35
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	6,169,680
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010,	10/20 at 100.00	AAA	2,383,559
	5.000%, 10/01/29 (Pre-refunded 10/01/20)
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,681,050
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	11,800,700
	5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,175,966
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	Aaa	1,218,161
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	1,252,570
	Airport, Series 2015D, 5.000%, 12/01/45
69,725	Total Michigan			75,445,111
	Minnesota – 0.6%
1,585	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	11/17 at 100.00	BBB+	1,599,107
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare	11/18 at 100.00	A+ (4)	6,739,586
	Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series	No Opt. Call	AA	4,078,976
	2016B, 5.000%, 11/15/34
11,160	Total Minnesota			12,417,669
	Missouri – 0.8%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,776,815
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System,	6/20 at 100.00	AA–	12,883,320
	Series 2010B, 5.000%, 6/01/30
15,465	Total Missouri			16,660,135
	Montana – 0.1%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,332,860
	Nebraska – 0.4%
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,020,596
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	1,551,760
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45

NUVEEN 33

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%,	2/18 at 100.00	AA (4)	$ 5,055,450
	2/01/39 (Pre-refunded 2/01/18)
8,255	Total Nebraska			8,627,806
	Nevada – 2.4%
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,575,852
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	Aa1	6,162,106
10,000	5.000%, 6/01/34	12/24 at 100.00	Aa1	11,761,900
9,000	5.000%, 6/01/39	12/24 at 100.00	Aa1	10,476,990
5,505	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement	6/26 at 100.00	Aa1	6,422,959
	Series 2016A, 5.000%, 6/01/41
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	11/17 at 100.00	A	10,009,700
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax	6/18 at 100.00	Ba3	1,524,990
	Revenue Bonds Series 2008A, 6.750%, 6/15/28
46,300	Total Nevada			51,934,497
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	Baa1 (4)	1,641,150
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 4.0%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,035,992
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	7,016,520
	Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,171,108
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/23 at 100.00	A–	4,397,440
	Bonds, Refunding Series 2013NN, 5.000%, 3/01/25
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/18 at 100.00	BB+	3,365,208
	University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	5,187,688
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A	18,027,300
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	15,169,140
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA,	6/23 at 100.00	A–	4,872,510
	5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	3,059,595
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,367,924
2,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,332,840
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,283,628
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
4,335	4.625%, 6/01/26	12/17 at 100.00	BBB	4,352,557
6,215	4.750%, 6/01/34	12/17 at 100.00	BB–	6,034,206
109,725	Total New Jersey			85,673,656
	New Mexico – 0.0%
735	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	796,012

34 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 4.2%
$ 4,030	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/27 at 100.00	Aa3	$ 4,679,636
	Facilities, Series 2017A, 5.000%, 7/01/46
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A,	5/19 at 100.00	AA+ (4)	5,497,825
	5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	14,206,446
	5.000%, 5/01/38
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	3/18 at 100.00	A	9,865,563
	Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	3,746,758
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,800,255
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,721,701
	Center Project, Series 2011, 5.750%, 11/15/51
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	9,057,883
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	11,012,383
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	8,358,560
	Bridges & Tunnels, Series 2017B, 5.000%, 11/15/38
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	3,417,180
	Series 2015A, 5.000%, 11/15/50
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BBB	726,271
	5.000%, 6/01/24
81,845	Total New York			90,090,461
	North Carolina – 1.1%
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/18 at 100.00	AA– (4)	3,024,630
	Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,660,620
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
3,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	3,517,380
	Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes
	Project, Series 2015:
905	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	980,930
4,175	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	4,470,674
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/20 at 100.00	AA (4)	2,200,789
	Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	3,276,560
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior
	Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,900,681
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,138,045
21,060	Total North Carolina			23,170,309
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	9,134,386
	6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/27 at 100.00	A–	2,052,814
	Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			11,187,200

NUVEEN 35

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.8%
$ 9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/18 at 100.00	N/R (4)	$ 9,518,989
	2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/18 at 100.00	A1	601,605
	2008A, 5.250%, 2/15/43
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
12,205	5.875%, 6/01/30	12/17 at 100.00	B–	11,605,735
4,020	6.000%, 6/01/42	12/17 at 100.00	B–	3,833,351
11,940	5.875%, 6/01/47	12/17 at 100.00	B–	11,223,600
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	B–	16,340,640
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,574,286
	4.000%,12/01/46
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	2,013,824
	2011A, 6.000%, 11/15/41
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	B1	12,865,710
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,597,117
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	A+	5,534,986
	2013A-1, 5.000%, 2/15/48
81,880	Total Ohio			81,709,843
	Oklahoma – 1.0%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	1,631,448
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series	7/26 at 100.00	AAA	4,699,600
	2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical
	Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	AA–	1,880,700
1,250	5.000%, 8/15/29	8/25 at 100.00	AA–	1,460,038
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A,	1/26 at 100.00	AA–	11,540,000
	5.000%, 1/01/42
18,240	Total Oklahoma			21,211,786
	Oregon – 0.6%
3,580	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	Aa2	4,184,376
1,750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017,	6/27 at 100.00	Aa3	2,010,540
	5.000%, 6/15/47
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior
	Lien Series 2017C:
3,525	5.000%, 11/15/25	No Opt. Call	AAA	4,338,746
2,000	5.000%, 11/15/26	No Opt. Call	AAA	2,491,860
10,855	Total Oregon			13,025,522
	Pennsylvania – 0.9%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger	2/27 at 100.00	AA	3,633,266
	Health System, Series 2017A-2, 5.000%, 2/15/39
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,564,110
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,323,360
2,715	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/21 at 100.00	AA–	2,995,568
	Subordinate Series 2011B, 5.000%, 12/01/41

36 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/22 at 100.00	AA–	$ 8,336,250
	Subordinate Series 2013A, 5.000%, 12/01/43
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	No Opt. Call	AA–	1,137,038
	Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
17,945	Total Pennsylvania			19,989,592
	South Carolina – 1.7%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	9,437,296
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	6,785,869
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	8,919,760
	2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A+	6,091,305
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A+	3,903,390
	5.500%, 12/01/54
39,250	Total South Carolina			35,137,620
	Tennessee – 1.9%
2,780	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project,	4/18 at 100.00	A+	2,826,259
	Refunding & Improvement Series 2008, 5.625%, 4/01/38
7,520	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project,	4/18 at 100.00	N/R (4)	7,661,301
	Refunding & Improvement Series 2008, 5.625%, 4/01/38 (Pre-refunded 4/01/18)
6,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue	5/27 at 100.00	AA+	7,065,000
	Bonds, Series 2017A, 5.000%, 5/15/42
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	2,651,161
	Bonds, Green Series 2017A, 5.000%, 7/01/42 (WI/DD, Settling 11/02/17)
10,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds,	11/27 at 100.00	AA+	11,792,200
	Series 2017A, 5.000%, 11/01/47
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48	5/23 at 104.43	A	7,930,812
	(Mandatory put 5/01/23), (WI/DD, Settling 11/07/17)
35,805	Total Tennessee			39,926,733
	Texas – 13.6%
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company,	No Opt. Call	N/R	51
	Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A,	1/23 at 100.00	BBB+	2,643,802
	5.000%, 1/01/43
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D,	11/21 at 100.00	A+	8,320,575
	5.000%, 11/01/38 (Alternative Minimum Tax)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BB+	255,550
	5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation,	8/23 at 100.00	AA–	5,367,850
	Series 2013, 5.000%, 8/15/39
6,005	Friendswood Independent School District, Galveston County, Texas, General Obligation Bonds,	2/18 at 100.00	AAA	6,073,517
	Schoolhouse Series 2008, 5.000%, 2/15/37 (Pre-refunded 2/15/18)
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	31,043,203
	Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	2,919,966
	Methodist Hospital System, Series 2015, 4.000%, 12/01/45
5,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	5,779,650
	5.000%, 8/15/41

NUVEEN 37

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding	11/31 at 39.79	AA	$ 1,608,475
	Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	A	8,269,191
	0.000%, 11/15/27 – NPFG Insured
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	11/24 at 100.00	A3	2,089,979
	2014C, 5.000%, 11/15/32
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	A	6,801,301
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	16,964,354
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	8,449,044
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	6,230,800
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	11,537,760
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/25 at 100.00	AAA	5,941,760
	Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/26 at 100.00	AAA	5,209,456
	Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	A3	2,221,600
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (Alternative Minimum Tax)
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	1,920,363
	2011A, 7.250%, 4/01/36
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement	3/22 at 100.00	AAA	6,197,716
	Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation
	Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	37,640,700
5,220	6.500%, 1/01/43	1/25 at 100.00	A1	6,569,840
765	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+	770,745
	5.750%, 1/01/40 – BHAC Insured
3,190	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+ (4)	3,214,786
	5.750%, 1/01/40 (Pre-refunded 1/01/18)
2,365	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A,	1/18 at 100.00	AA+ (4)	2,383,376
	5.750%, 1/01/40 (Pre-refunded 1/01/18) – BHAC Insured
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	8,197,307
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	10,152,371
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A,	1/28 at 100.00	A1	9,255,760
	5.000%, 1/01/43 (WI/DD, Settling 11/01/17)
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	10,454,717
	5.000%, 1/01/32
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/22 at 100.00	N/R	20
	Company, Series 2003A, 5.800%, 7/01/22 (6)
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment	7/18 at 100.00	A3	2,000,280
	Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	396,074
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	4,976,948
3,970	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA	4,179,140
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured

38 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA (4)	$ 1,094,251
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	2,008,300
	Health Resources System, Series 2016A, 5.000%, 2/15/41
7,250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	BBB+	8,890,095
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,854,025
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,610,040
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	7,974,395
	Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/24 at 100.00	A–	3,389,370
	Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,980,598
	Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	4,560,600
	2002A, 0.000%, 8/15/25 – AMBAC Insured
319,650	Total Texas			290,399,701
	Utah – 0.4%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	6,235,851
	Salt Lake City, Utah, Sales Tax Revenue Bonds, Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AA+	823,137
1,150	5.000%, 2/01/37	2/27 at 100.00	AA+	1,358,932
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA–	633,544
	5.000%, 3/01/37
7,730	Total Utah			9,051,464
	Virginia – 0.8%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	2,027,286
	Tier Series 2016, 5.000%, 7/01/46
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/18 at 100.00	B–	4,204,883
	Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing,
	Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,616,977
1,355	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,533,779
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,175,464
15,465	Total Virginia			16,558,389
	Washington – 2.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,312,951
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,190,980
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	4,095,176
	Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	2,695,128
	Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	13,465,440
	Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	1,468,117
	Series 2017, 5.000%, 8/15/37
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	12/17 at 100.00	N/R (4)	2,510,500
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)

NUVEEN 39

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
$ 9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	$ 6,655,285
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	11,442,901
50,215	Total Washington			45,836,478
	West Virginia – 0.2%
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	3,367,110
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 3.5%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/21 at 100.00	AA+	5,498,850
	Alliance Senior Credit Group, Series 2012D, 5.000%, 11/15/41
10,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	10,636,488
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior	11/19 at 100.00	AA+	7,619,027
	Credit Group, Series 2010E, 5.000%, 11/15/33
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,559,656
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	4,729,019
	Series 2012, 5.000%, 6/01/39
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	12/18 at 100.00	N/R (4)	2,630,925
	Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,
	Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	4,025,630
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,793,450
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	8/22 at 100.00	N/R (4)	7,696,062
	Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/20 at 100.00	AA–	10,736,100
	Series 2010A, 5.000%, 6/01/30
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
240	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	256,490
2,310	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	2,468,720
8,945	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	9,625,808
68,345	Total Wisconsin			74,276,225
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,158,179
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,048,968
3,885	Total Wyoming			4,207,147
$ 2,213,485	Total Municipal Bonds (cost $1,910,106,719)			2,093,946,934

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%

	Transportation – 0.0%
$ 821	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$ 516,917
224	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	114,071
$ 1,045	Total Corporate Bonds (cost $75,893)				630,988
	Total Long-Term Investments (cost $1,910,182,612)				2,094,577,922

40 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%

	MUNICIPAL BONDS – 0.2%

	Michigan – 0.2%
$ 5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Tender Option Bond	10/25 at 100.00	F-1+	$ 5,000,000
	Floater 2015-XM0123, Variable Rate Demand Obligations, 1.120%, 5/15/34 (10)
$ 5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $1,915,182,612) – 98.6%			2,099,577,922
	Floating Rate Obligations – (0.3)%			(6,630,000)
	Other Assets Less Liabilities – 1.7%			37,098,138
	Net Assets – 100%			$ 2,130,046,060

(1)          All percentages shown in the Portfolio of Investments are based on net assets.
(2)          Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)          For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)          Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)         Step-up coupon bond, a bond with a coupon that increases (“steps up“), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)          As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)          Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)          Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(9)          During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(10)        Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
ETM      Escrowed to maturity.
PIK        Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB         Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD    Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN 41

NUW

Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments			October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.6%

	MUNICIPAL BONDS – 104.6%

	Alaska – 0.3%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
$ 505	4.625%, 6/01/23	12/17 at 100.00	Ba2	$ 519,428
350	5.000%, 6/01/46	12/17 at 100.00	B3	335,510
855	Total Alaska			854,938
	Arizona – 3.1%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El	2/19 at 100.00	Baa1	4,282,480
	Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	3,724,614
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
7,045	Total Arizona			8,007,094
	California – 18.6%
1,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	1,709,160
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,119,656
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services	4/19 at 100.00	Aaa	2,684,525
	Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34 (Pre-refunded 4/01/19)
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.400%,	3/20 at 100.00	AA	694,115
	3/01/40 – AGM Insured (IF) (4)
10,000	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue	7/27 at 100.00	AA+	11,776,902
	Bonds, Series 2017D, 5.000%, 7/01/47 (UB) (4)
4,155	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	12/17 at 100.00	B+	4,141,455
	Bonds, Series 2007A-1, 5.000%, 6/01/33
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	639,364
	2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	AA	12,507,240
	AGC Insured (5)
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	554,490
	Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,500	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate	7/27 at 100.00	A	2,918,950
	Series 2017A, 5.000%, 7/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,889,599
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,455,792
	Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	607,565
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
53,405	Total California			47,698,813
	Colorado – 5.5%
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,
	Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,159,650
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,697,385

42 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 –	No Opt. Call	A	$ 3,201,558
	NPFG Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 –	9/20 at 67.94	A	2,311,057
	NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (6)	4,428,400
	Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	1,408,610
	Utilities, Series 2008, 6.500%, 11/15/38
16,990	Total Colorado			14,206,660
	Florida – 8.5%
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37 (WI/DD,	10/27 at 100.00	AA–	591,675
	Settling 11/07/17)
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,779,592
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic	2/24 at 100.00	AA	606,267
	Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A	10,225,420
	5.500%, 10/01/41 (UB) (4)
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series
	2009-B1:
2,500	6.000%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (6)	2,582,625
2,000	5.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (6)	2,061,160
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	11/17 at 100.00	N/R	299,982
	Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	797,392
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	290,482
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	5
	2007-3, 6.450%, 5/01/23 (7)
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	45,088
	ParcelSeries 2007-1. RMKT, 6.450%, 5/01/23
870	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	871,340
	2012A-1, 6.450%, 5/01/23
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	1,056,721
	2015-1, 0.000%, 5/01/40 (7)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	532,902
	2015-2, 0.000%, 5/01/40 (7)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	9
	2015-3, 6.610%, 5/01/40 (7)
22,620	Total Florida			21,740,660
	Georgia – 2.9%
415	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (6)	444,170
	1/01/31 (Pre-refunded 1/01/19)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,152,500
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	2,417,500
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A	2,256,060
	2015A, 5.000%, 1/01/35

NUVEEN 43

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	$ 1,157,930
	Refunding Series 2016A, 5.000%, 10/01/46
6,415	Total Georgia			7,428,160
	Illinois – 12.5%
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	2,348,880
	Revenues, Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	A	249,133
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	A	1,295,520
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AAA	2,321,840
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	AA+	5,445,151
	6.000%, 8/15/39
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%,	5/19 at 100.00	A2 (6)	3,819,760
	11/15/37 (Pre-refunded 5/15/19)
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	11/18 at 100.00	Aaa	5,303,600
	Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18)
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue	1/27 at 100.00	AAA	4,093,775
	Bonds, Series 2017, 5.000%, 7/01/37
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	572,848
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A	4,909,686
	Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	702,465
	6.000%, 10/01/42
745	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A+	636,573
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured
300	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A3 (6)	269,913
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured (ETM)
38,110	Total Illinois			31,969,144
	Indiana – 4.0%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series	3/19 at 100.00	A+ (6)	5,368,550
	2009A, 6.750%, 3/01/39 (Pre-refunded 3/01/19)
1,600	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint	5/18 at 100.00	Aa3 (6)	1,633,488
	Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%,	1/19 at 100.00	A1 (6)	2,114,440
	1/01/39 (Pre-refunded 1/01/19)
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,239,465
	AMBAC Insured
10,100	Total Indiana			10,355,943
	Iowa – 1.8%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	1,582,574
	Project, Series 2013, 5.500%, 12/01/22
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	12/17 at 100.00	B+	3,074,785
	5.375%, 6/01/38
4,620	Total Iowa			4,657,359
	Kentucky – 0.5%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky	1/26 at 100.00	A+	1,329,825
	International Airport, Series 2016, 5.000%, 1/01/29

44 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 3.3%
$ 5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3,	6/18 at 100.00	AA (6)	$ 5,147,000
	6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A,	12/17 at 100.00	BBB	3,264,667
	5.125%, 6/01/37
8,255	Total Louisiana			8,411,667
	Maine – 1.5%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College,	7/19 at 100.00	Aa2	3,918,025
	Tender Option Bond Trust 2016-XL0014, 11.906%, 7/01/39 (IF) (4)
	Maryland – 2.2%
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health	5/27 at 100.00	A	5,651,210
	Issue, Series 2017A, 5.000%, 5/15/45
	Massachusetts – 0.5%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond	8/19 at 100.00	AAA	1,193,680
	Trust 2015-XF2181, 11.700%, 8/01/38 (IF) (4)
	Minnesota – 0.5%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,326,801
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	544,635
	Nevada – 3.3%
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (6)	6,001,824
	6/15/30 (Pre-refunded 6/15/19)
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	Aa1	2,328,220
	5.000%, 6/01/39
7,415	Total Nevada			8,330,044
	New Jersey – 5.2%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	A	1,133,575
	2005N-1, 5.500%, 9/01/27 – FGIC Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	1,079,050
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K,	No Opt. Call	A–	1,341,663
	5.500%, 12/15/19 – AMBAC Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and
	Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	2,333,491
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,296,490
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	2,764,564
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	278,371
	5.250%, 6/15/41
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	12/17 at 100.00	BBB–	1,002,200
	Series 2007-1A, 5.000%, 6/01/29
14,595	Total New Jersey			13,229,404
	New York – 3.0%
1,450	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	1,541,220
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	1,730,910
	Center Project, Series 2011, 5.750%, 11/15/51

NUVEEN 45

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue,	No Opt. Call	A	$ 3,978,600
	Series 2007, 5.500%, 10/01/37
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	477,111
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
6,380	Total New York			7,727,841
	North Carolina – 1.2%
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	2,344,920
	Refunding Series 2016B, 5.000%, 10/01/44
700	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior	1/27 at 100.00	BBB	808,990
	Lien Series 2017, 5.000%, 1/01/32
2,700	Total North Carolina			3,153,910
	Ohio – 5.1%
3,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (6)	3,707,200
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	12/17 at 100.00	B–	2,011,154
5,910	6.500%, 6/01/47	12/17 at 100.00	B–	5,909,527
1,305	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA–	1,338,434
12,830	Total Ohio			12,966,315
	Rhode Island – 1.3%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/19 at 100.00	Aaa	3,270,780
	Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39 (Pre-refunded 5/15/19)
	South Carolina – 1.5%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	3,867,981
	0.000%, 1/01/29 – AMBAC Insured
	Tennessee – 0.3%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	709,713
	Bonds, Green Series 2017A, 5.000%, 7/01/42 (WI/DD, Settling 11/02/17)
	Texas – 8.1%
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,356,100
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	BBB+	2,111,009
	2013A, 5.500%, 4/01/53
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	1,775,040
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A2	4,448,044
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A1	1,024,635
	5.000%, 1/01/45
5,435	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F,	1/18 at 100.00	A2 (6)	5,477,230
	5.750%, 1/01/38 (Pre-refunded 1/01/18)
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	286,900
	Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	1,674,525
	2012, 5.000%, 12/15/32
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School
	Building Series 2010:
2,000	0.000%, 8/15/33	No Opt. Call	AAA	951,500
1,945	0.000%, 8/15/38	No Opt. Call	AAA	694,598
26,835	Total Texas			20,799,581

46 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.6%
$ 1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	$ 1,639,171
	Virginia – 2.4%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,294,537
	Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,185,534
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,511,115
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain	1/19 at 100.00	BBB+	2,120,080
	States Health Alliance, Series 2009C, 7.750%, 7/01/38
6,060	Total Virginia			6,111,266
	Washington – 1.1%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	2,377,687
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
440	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	493,108
	Series 2017, 5.000%, 8/15/37
3,770	Total Washington			2,870,795
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	1,683,555
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 4.9%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,110,430
	Series 2012B, 5.000%, 2/15/27
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	2/19 at 100.00	N/R (6)	1,716,820
	Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	Aa2 (6)	9,651,697
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
11,605	Total Wisconsin			12,478,947
$ 284,680	Total Long-Term Investments (cost $238,468,624)			268,133,917
	Floating Rate Obligations – (5.9)%			(15,125,000)
	Other Assets Less Liabilities – 1.3%			3,272,179
	Net Assets – 100%			$ 256,281,096

(1)          All percentages shown in the Portfolio of Investments are based on net assets.
(2)          Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)          For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)          Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)          Step-up coupon bond, a bond with a coupon that increases (“steps up“), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)          Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(7)          As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
ETM       Escrowed to maturity.
IF           Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB         Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD    Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN 47

NMI
Nuveen Municipal Income Fund, Inc.
Portfolio of Investments	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%

	MUNICIPAL BONDS – 99.7%

	Arizona – 2.8%
$ 600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	$ 674,112
	Refunding Series 2014A, 5.000%, 12/01/39
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math &	7/27 at 100.00	AA–	1,410,212
	Science Projects, Series 2017A, 5.000%, 7/01/37
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	624,623
	Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,365	Total Arizona			2,708,947
	California – 17.2%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series	No Opt. Call	A+	4,939,838
	1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds,
	Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,889,040
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,904,504
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,900,919
305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Baa2	310,929
	Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	403,166
	of the West, Series 2010, 6.000%, 10/01/29
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities	4/27 at 100.00	A–	286,839
	and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	1/18 at 100.00	CCC	1,000,020
	Health System, Series 2005A, 5.500%, 7/01/39 (4)
940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	12/17 at 100.00	B3	939,981
	Bonds, Series 2007A-1, 5.750%, 6/01/47
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA–	268,085
	California, Series 2010, 5.375%, 3/15/36
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	429,795
	2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	272,202
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	444,606
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB–	548,580
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	1,186,620
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
17,300	Total California			16,725,124
	Colorado – 9.6%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding
	Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	165,139
250	5.375%, 12/01/33	12/23 at 100.00	BBB	276,475
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	BBB	388,500
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42

48 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	$ 528,085
	Project, Refunding Series 2016, 5.000%, 1/01/37
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth	1/20 at 100.00	AA–	1,060,960
	Health Services Corporation, Series 2010A, 5.000%, 1/01/40
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	866,257
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,145,100
425	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc.	10/23 at 100.00	BB–	461,133
	Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds,	12/25 at 100.00	N/R	118,393
	Refunding Series 2015A, 5.000%, 12/01/45
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (5)	1,147,190
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	625,321
	Utilities, Series 2008, 6.125%, 11/15/23
1,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special	12/27 at 100.00	AA	1,706,085
	Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47 – AGM Insured
270	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007,	12/17 at 100.00	AA	270,715
	5.250%, 12/01/34 – RAAI Insured
500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and	12/23 at 100.00	N/R	533,125
	Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33
8,325	Total Colorado			9,292,478
	Florida – 5.1%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB–	888,819
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy	12/17 at 100.00	N/R	100,455
	Residential Services Inc., Series 1995, 8.000%, 6/01/22
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	568,810
	University, Refunding Series 2011, 6.375%, 4/01/31
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	AA	875,448
	5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	1,126,740
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	569,348
	5.375%, 10/01/40
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A	342,014
	Inc., Series 2012A, 5.000%, 10/01/42
455	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	11/17 at 100.00	N/R	455,491
	5.400%, 5/01/37
4,530	Total Florida			4,927,125
	Georgia – 2.1%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	530,707
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
590	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	614,904
	Trestletree Village Apartments, Series 2013A, 4.000%, 11/01/25
325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	Aa2 (5)	351,234
	11/01/34 (Pre-refunded 11/01/19) – AGM Insured
175	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	Aa2	188,296
	11/01/34 – AGM Insured
355	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	397,444
1,900	Total Georgia			2,082,585

NUVEEN 49

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.3%
$ 250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	$ 267,385
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.2%
250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	293,610
	Revenues, Series 2016, 6.000%, 4/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	753,786
	2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,	11/24 at 100.00	A	1,050,180
	Series 2002, 4.500%, 11/01/36
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond	8/18 at 100.00	AA	1,126,680
	Trust 2016-XG0008, 15.847%, 8/15/33 – AGC Insured (IF) (6)
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	296,195
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	91,508
	5.500%, 7/01/28
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa	269,295
	Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	214,500
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009,	8/19 at 100.00	N/R (5)	551,270
	7.000%, 8/15/44 (Pre-refunded 8/15/19)
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (5)	273,380
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,067,717
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel	1/18 at 100.00	D	61,600
	Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (7)
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	1,552,372
	Refunding Series 2012B, 5.000%, 6/15/52
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	503,982
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	A–	902,336
	2010, 6.000%, 6/01/28
315	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	AA	350,904
	AGM Insured
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A–	570,546
9,280	Total Illinois			9,929,861
	Indiana – 1.9%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational	10/19 at 100.00	B–	529,893
	Excellence, Inc., Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project,	7/23 at 100.00	A–	706,097
	Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011,	9/21 at 100.00	N/R (5)	622,010
	8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,858,000
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of	10/21 at 100.00	BBB	905,708
	Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26

50 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.3%
$ 330	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/18 at 100.00	BB+	$ 330,538
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 2.1%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	BBB (5)	566,450
	Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds,	2/18 at 100.00	Aaa	1,519,125
	Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37
	(Pre-refunded 2/01/18)
2,000	Total Kentucky			2,085,575
	Louisiana – 0.8%
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	1/19 at 100.00	AA (5)	525,670
	Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%,
	1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	226,690
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
700	Total Louisiana			752,360
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	516,635
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	Baa3	1,066,490
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/19 at 100.00	BB+	216,798
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	544,605
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,710	Total Maryland			1,827,893
	Massachusetts – 0.6%
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	550,115
	Series 2016I, 5.000%, 7/01/46
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	393,915
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,166,717
	2011-II-A, 5.375%, 10/15/36
1,380	Total Michigan			1,560,632
	Minnesota – 0.6%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker	11/22 at 100.00	N/R	296,184
	Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes	9/24 at 100.00	N/R	302,466
	Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
600	Total Minnesota			598,650
	Mississippi – 1.5%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/18 at 100.00	BBB+	310,980
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,114,020
	Healthcare, Series 2016A, 5.000%, 9/01/36
1,310	Total Mississippi			1,425,000

NUVEEN 51

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 5.2%
$ 265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	$ 277,044
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	149,969
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/22 at 100.00	BBB–	1,073,220
	Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
200	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	227,090
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
850	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/27 at 100.00	AA–	873,307
	Health, Series 2017C, 4.000%, 11/15/47 (WI/DD, Settling 11/14/17)
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/22 at 100.00	BBB+	1,056,270
	System, Series 2012, Reg S, 5.000%, 2/15/26
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+	530,175
	Series 1999, 6.000%, 10/01/25
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+	527,945
	Series 2011A, 5.250%, 10/01/20
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	330,273
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
4,750	Total Missouri			5,045,293
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding	5/21 at 100.00	Aa3	449,132
	Series 2011, 5.050%, 9/01/30
	New Jersey – 1.9%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	108,874
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
300	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding	7/27 at 100.00	AA	295,881
	Series 2017A, 3.125%, 7/01/31 – BAM Insured
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	122,804
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	581,946
	5.000%, 6/15/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
250	4.625%, 6/01/26	12/17 at 100.00	BBB	251,013
500	4.750%, 6/01/34	12/17 at 100.00	BB–	485,455
1,805	Total New Jersey			1,845,973
	New York – 2.1%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	700,844
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	67,733
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	182,384
	2011A, 5.750%, 2/15/47
240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (5)	274,826
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	544,460
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	294,033
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,855	Total New York			2,064,280

52 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.7%
$ 200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	$ 225,166
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	350,424
	6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes	12/26 at 100.00	N/R	100,358
	and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			675,948
	Ohio – 4.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
300	5.375%, 6/01/24	12/17 at 100.00	B–	285,222
1,020	5.125%, 6/01/24	12/17 at 100.00	B–	956,250
725	6.000%, 6/01/42	12/17 at 100.00	B–	691,338
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	1,944,250
	Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	539,965
	Refunding & improvement Series 2010, 6.375%, 4/01/30
4,295	Total Ohio			4,417,025
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding	5/22 at 100.00	BBB	318,576
	Series 2014A, 5.000%, 5/01/40
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C,	6/22 at 100.00	A1	952,782
	5.000%, 6/15/29
1,150	Total Oregon			1,271,358
	Pennsylvania – 3.4%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical	5/22 at 100.00	A	1,082,040
	Center Project, Series 2012A, 5.000%, 11/01/40
45	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	BBB+	47,172
	Ministries Project, Series 2009, 6.125%, 1/01/29
415	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R (5)	438,842
	Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	BBB	611,453
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	N/R (5)	1,157,560
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41 (Pre-refunded 7/01/22)
3,020	Total Pennsylvania			3,337,067
	South Carolina – 0.5%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	505,999
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series	11/26 at 100.00	N/R	103,015
	2017, 5.125%, 11/01/47
	Tennessee – 2.4%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	1,344,513
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB+	955,869
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,300,382

NUVEEN 53

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 9.4%
$ 670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	$ 750,393
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	BBB+	372,922
	2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	570,615
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option
	Bond Trust 2017-XG0134:
150	17.697%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (5)	174,819
850	17.604%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (5)	972,205
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital	9/31 at 100.00	AA+ (5)	224,470
	Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	461,471
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	566,080
	5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	255,180
	5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series	No Opt. Call	A	363,936
	2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,322,093
505	5.000%, 12/15/28	12/22 at 100.00	A3	570,221
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	449,420
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	869,692
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,135,730
	Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	2/18 at 66.33	AAA	29,463
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
8,040	Total Texas			9,088,710
	Virginia – 0.2%
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	232,048
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	12/17 at 100.00	N/R (5)	502,100
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)
	Wisconsin – 6.9%
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	304,712
	Inc., Series 2010B, 5.000%, 4/01/30
955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran,	10/21 at 100.00	A+	1,041,131
	Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University,	10/22 at 100.00	A2	1,049,090
	Series 2012, 4.000%, 10/01/32
1,155	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	1,295,390
	Series 2016B, 5.000%, 2/15/35

54 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	5/21 at 100.00	N/R (5)	$ 1,141,660
	Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	8/24 at 100.00	A+	1,108,520
	Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A–	542,665
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	213,326
	Hollow Project. Series 2014, 5.125%, 10/01/34
6,100	Total Wisconsin			6,696,494
$ 90,910	Total Long-Term Investments (cost $88,186,930)			96,879,435
	Other Assets Less Liabilities – 0.3%			258,562
	Net Assets – 100%			$ 97,137,997

(1)          All percentages shown in the Portfolio of Investments are based on net assets.
(2)          Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)          For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)          The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(5)          Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)          Investment, or portion of investment, has been pledged as collateral for the net payment obligations in inverse floating rate transactions.
(7)          On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(8)          Step-up coupon bond, a bond with a coupon that increases (“steps up“), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
ETM       Escrowed to maturity.
IF           Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
Reg S    Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
WI/DD    Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN 55

NEV
Nuveen Enhanced Municipal Value Fund
Portfolio of Investments	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 110.3%

	MUNICIPAL BONDS – 109.7%

	Alabama – 0.4%
$ 1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%, 10/01/48 –	10/23 at 102.00	AA	$ 1,517,265
	AGM Insured
	Arizona – 3.3%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Banner	1/22 at 100.00	AA–	2,174,366
	Health Systems, Tender Option Bond Trust 2015-XF2046, 15.314%, 1/01/43 (IF) (4)
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,150,020
1,295	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/19 at 100.00	AA	1,366,963
	Series 2009, 6.500%, 7/15/31 – BAM Insured
1,205	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/19 at 100.00	AA (5)	1,313,799
	Series 2009, 6.500%, 7/15/31 (Pre-refunded 7/15/19) – BAM Insured
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great	7/21 at 100.00	BB+ (5)	1,222,239
	Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	B	313,206
	2008, 7.000%, 12/01/27
1,835	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds,	5/22 at 100.00	BB–	2,098,855
	Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	60,632
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,604	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/18 at 100.00	N/R	1,554,533
	2005, 6.000%, 7/01/30
10,924	Total Arizona			12,254,613
	California – 14.5%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	204,651
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/19 at 100.00	AA (5)	5,281,500
	2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/18 at 100.00	Aa1 (5)	1,062,388
	Tender Option Bond Trust 2015-XF2188, 16.269%, 10/01/38 (Pre-refunded 10/01/18) (IF) (4)
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	2,793,311
	Tender Option Bond Trust 2015-XF0120, 21.241%, 10/01/39 (IF) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option
	Bond Trust 2016-XG0048:
300	21.284%, 8/15/26 (IF) (4)	8/20 at 100.00	AA–	475,308
1,700	21.284%, 8/15/26 (IF) (4)	8/20 at 100.00	AA–	2,692,987
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	A3 (5)	1,134,440
	2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB	3,757,878
	University Medical Center, Series 2016A, 5.250%, 12/01/56
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	536,100
	of the West, Series 2010, 5.750%, 10/01/25
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project,	12/21 at 100.00	A+	486,228
	Subordinate Series 2011A, 7.000%, 12/01/36
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities	9/19 at 100.00	N/R (5)	537,716
	District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)

56 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding	No Opt. Call	AA	$ 1,796,940
	Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)
1,885	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	12/17 at 100.00	B3	1,884,962
	Bonds, Series 2007A-1, 5.750%, 6/01/47
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Tender Option Bond Trust 2015-XF1038:
1,250	14.717%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	1,985,225
2,445	14.706%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	3,881,878
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust	7/21 at 100.00	Aaa	5,229,345
	2017-XF2453, 28.546%, 7/15/40 (Pre-refunded 7/15/21) (IF) (4)
905	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed	12/17 at 100.00	N/R	905,344
	Bonds, Series 2007, 4.625%, 6/01/21
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	215,415
	2007B, 2.331%, 11/15/27 (LIBOR* 0.67 reference rate + 1.45% spread) (12)
1,710	Los Angeles Community College District, California, General Obligation Bonds, Tender Option	8/18 at 100.00	AA+ (5)	1,994,202
	Bond Trust 2016-XG0045, 20.730%, 8/01/33 (Pre-refunded 8/01/18) (IF)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building,	9/21 at 100.00	Aa3	2,620,144
	Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender
	Option Bond Trust 2016-XL0022, 19.617%, 9/01/42 (IF) (4)
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	573,856
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A (5)	1,307,221
	City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	BBB+	1,339,773
	Project, Series 2011, 6.750%, 9/01/40
840	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation,	4/18 at 100.00	CCC+	836,102
	Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (5)	294,664
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	272,202
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	585,360
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	825,069
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (5)	587,345
	Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27 (Pre-refunded 2/01/21)
1,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 3/01/42	3/27 at 100.00	A2	1,165,220
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	426,546
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	1,079,560
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California,	12/19 at 100.00	A+ (5)	3,354,360
	Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 17.671%, 12/01/34 (Pre-refunded
	12/01/19) (IF) (4)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project,	6/21 at 100.00	A+	1,225,670
	Series 2011A, 6.500%, 12/01/28
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation,	8/19 at 100.00	AA (5)	1,093,960
	Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured
43,200	Total California			54,442,870

NUVEEN 57

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 3.4%
$ 1,859	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of	12/17 at 100.00	N/R	$ 1,859,372
	Evergreen, Series 2005A, 6.500%, 12/01/35
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	28,079
	2007, 5.000%, 12/01/17 (Alternative Minimum Tax) (8)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	230,032
	2017, 5.500%, 4/01/22 (Alternative Minimum Tax)
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation	12/17 at 100.00	AA (5)	2,006,780
	Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A	1,484,080
	9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs
	Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	609,829
4,030	6.500%, 11/15/38	No Opt. Call	A	5,676,698
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	845,489
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
13,455	Total Colorado			12,740,359
	Connecticut – 0.2%
827	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	885,088
	Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22
	District of Columbia – 0.4%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc.,	3/21 at 100.00	BBB–	1,622,595
	Series 2011, 6.375%, 3/01/31
	Florida – 5.7%
1,690	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	11/17 at 100.00	N/R	1,604,706
	2006A, 5.125%, 5/01/38
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	993,090
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University,	6/23 at 100.00	BBB–	2,192,460
	Refunding Series 2013A, 5.625%, 6/01/33
950	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	11/17 at 100.00	N/R	950,057
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/21 at 100.00	BB	1,118,220
	Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33
265	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/20 at 100.00	A+	291,532
	Hospital, Series 2010A, 6.000%, 8/01/30
735	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/20 at 100.00	N/R (5)	826,640
	Hospital, Series 2010A, 6.000%, 8/01/30 (Pre-refunded 8/01/20)
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A	1,803,847
	2010A-1, 5.375%, 10/01/35
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A,	4/19 at 100.00	AA (5)	3,865,546
	5.125%, 4/01/34 (Pre-refunded 4/01/19) – AGC Insured
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	1,658,295
	5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,
	Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,072,490
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,114,820
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	11/17 at 100.00	N/R	79,995
	Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39

58 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	$ 212,023
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	73,589
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (7)
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	14,692
	ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	230,087
	2012A-1, 6.650%, 5/01/40
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	281,256
	2015-1, 0.000%, 5/01/40 (7)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	142,328
	2015-2, 0.000%, 5/01/40 (7)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (7)
775	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	11/17 at 100.00	N/R	775,837
	5.400%, 5/01/37
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue	5/22 at 100.00	N/R	1,121,753
	Bonds, Series 2012-A2, 5.500%, 5/01/34
20,865	Total Florida			21,423,266
	Georgia – 4.4%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA	13,373,280
615	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (5)	658,228
	1/01/31 (Pre-refunded 1/01/19)
430	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%,	1/19 at 100.00	A2 (5)	448,881
	1/01/20 (Pre-refunded 1/01/19)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,440,625
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	100,760
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	309,834
14,645	Total Georgia			16,331,608
	Guam – 0.9%
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,828,851
1,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	1,382,787
	Series 2013, 5.500%, 7/01/43
3,010	Total Guam			3,211,638
	Illinois – 15.3%
2,570	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004,	12/22 at 100.00	N/R	2,597,833
	4.000%, 6/15/23
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	5,872,200
	Revenues, Series 2016, 6.000%, 4/01/46
480	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	3/18 at 100.00	BB–	482,635
	2011C-2, 9.000%, 3/01/32
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project	12/24 at 100.00	BB–	2,247,085
	Series 2015C, 5.250%, 12/01/35
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	1,518,296
	2016B, 6.500%, 12/01/46

NUVEEN 59

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
$ 1,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	A	$ 859,600
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	A	668,180
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B,	1/25 at 100.00	BBB+	1,096,490
	5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	345,386
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	170,494
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,822,864
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	379,992
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series	12/21 at 100.00	AA	2,299,240
	2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,245,940
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust
	2016-XF2339:
1,605	17.913%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB–	1,996,540
1,540	14.688%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB–	1,841,162
645	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	BBB–	694,846
	6.125%, 5/15/27
355	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	N/R (5)	398,161
	6.125%, 5/15/27 (Pre-refunded 5/15/20)
835	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A,	2/18 at 100.00	BB–	835,777
	5.375%, 2/15/25
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	4/18 at 100.00	Baa3	3,952,400
	2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option
	Bond Trust 2015-XF0076:
690	15.090%, 8/15/37 (IF)	8/22 at 100.00	AA+	940,097
150	15.090%, 8/15/43 (IF)	8/22 at 100.00	AA+	199,901
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds	8/19 at 100.00	AA+	2,779,418
	Trust 2016-XL0021, 23.869%, 8/15/39 (IF) (4)
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,057,840
35	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding	5/19 at 100.00	N/R (5)	37,638
	Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
30	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	32,261
935	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (5)	1,005,471
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (5)	546,760
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust	8/21 at 100.00	AA	753,782
	2015-XF0121, 22.928%, 8/15/41 – AGM Insured (IF) (4)
3,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 –	No Opt. Call	BBB–	2,500,140
	AMBAC Insured
1,615	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation September	6/26 at 100.00	AA	1,726,677
	Series 2016C, 4.000%, 6/15/30 – BAM Insured
1,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	1,140,900
	5.000%, 1/01/41

60 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel
	Revenue Bonds, Series 2005B:
$ 2,685	5.250%, 1/01/30 (9)	1/18 at 100.00	D	$ 751,800
1,515	5.250%, 1/01/36 (9)	1/18 at 100.00	D	424,200
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A	3,160,850
	Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	A–	1,127,920
	2010, 6.000%, 6/01/28
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special	3/19 at 100.00	N/R	1,021,950
	Assessment Bonds, Series 2009, 7.875%, 3/01/32
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding	3/25 at 100.00	AA	2,790,125
	Series 2015, 5.000%, 3/01/33 – BAM Insured
58,005	Total Illinois			57,322,851
	Indiana – 1.5%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B–	1,404,946
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,636,350
	Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	2,473,680
	2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
4,895	Total Indiana			5,514,976
	Iowa – 0.3%
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
995	5.000%, 12/01/19	No Opt. Call	B	1,031,765
155	5.250%, 12/01/25	12/23 at 100.00	B	165,447
1,150	Total Iowa			1,197,212
	Kansas – 2.3%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding	5/20 at 100.00	A	3,166,500
	Series 2010S, 5.000%, 5/15/30
1,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/18 at 100.00	BB+	1,001,630
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate	12/22 at 100.00	N/R	3,074,313
	Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,305,421
8,695	Total Kansas			8,547,864
	Kentucky – 0.3%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series	8/23 at 100.00	AA	1,142,170
	2013, 5.700%, 8/01/39 – AGM Insured
	Louisiana – 4.2%
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,393,313
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/33
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General	5/20 at 100.00	A–	2,145,140
	Medical Center Project, Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties	7/26 at 100.00	A	1,094,790
	LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008,	5/23 at 100.00	A3	3,419,617
	4.250%, 12/01/38

NUVEEN 61

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 2,575	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation	12/21 at 100.00	N/R	$ 2,818,441
	Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	10/21 at 100.00	Aaa	1,133,400
	Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035,	5/20 at 100.00	AA (5)	1,600,326
	15.372%, 5/01/39 (Pre-refunded 5/01/20) (IF)
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	1,133,450
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A,	12/17 at 100.00	BBB	1,002,970
	5.125%, 6/01/37
14,245	Total Louisiana			15,741,447
	Massachusetts – 1.0%
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	877,072
	5.000%, 7/01/47
1,620	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series	7/22 at 100.00	AA	1,744,481
	2013, 5.000%, 7/01/25 (Alternative Minimum Tax)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	672,188
	2010A, 5.500%, 1/01/22
50	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	52,770
	2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)
555	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30	6/20 at 100.00	AA	574,825
	(Alternative Minimum Tax)
3,650	Total Massachusetts			3,921,336
	Michigan – 0.6%
10	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	1/18 at 100.00	A	10,029
	7/01/34 – NPFG Insured
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A (5)	2,293,851
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,110	Total Michigan			2,303,880
	Mississippi – 0.1%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/18 at 100.00	BBB+	310,980
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Missouri – 0.0%
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	3/27 at 100.00	BBB–	60,459
	Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
	Nevada – 1.2%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	2,156,460
	International Airport, Series 2010A, 5.000%, 7/01/30
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 2016-XF2312, 27.748%,	4/19 at 100.00	AA (5)	2,353,999
	4/01/39 (Pre-refunded 4/01/19) (IF) (4)
3,670	Total Nevada			4,510,459
	New Jersey – 5.0%
795	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A–	863,481
	Bonds, Series 2015WW, 5.250%, 6/15/40 (UB) (4)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/18 at 100.00	BB–	1,102,290
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,808,846

62 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare	7/26 at 100.00	Baa2	$ 1,657,421
	System, Series 2016A, 5.000%, 7/01/34
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A,	12/19 at 100.00	Aaa	1,062,480
	5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C,	No Opt. Call	A–	8,900,000
	0.000%, 12/15/36 – AMBAC Insured (UB) (4)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
1,500	4.625%, 6/01/26	12/17 at 100.00	BBB	1,506,075
1,000	5.000%, 6/01/29	12/17 at 100.00	BBB–	1,002,200
1,000	4.750%, 6/01/34	12/17 at 100.00	BB–	970,910
29,405	Total New Jersey			18,873,703
	New York – 4.5%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,217,733
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,362,751
2,500	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,787,925
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher	6/21 at 100.00	A–	1,117,680
	College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	1/18 at 100.00	BBB	1,016,180
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	553,680
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	4,177,080
2,105	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,305,543
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	294,033
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,167,802
15,845	Total New York			17,000,407
	Ohio – 10.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
6,000	5.750%, 6/01/34	12/17 at 100.00	B–	5,645,520
6,500	5.875%, 6/01/47	12/17 at 100.00	B–	6,110,000
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB–	811,482
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015,	5/25 at 100.00	AA+	11,349,200
	5.000%, 5/15/40 (UB)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA–	3,446,910
	2011A, 5.750%, 11/15/31
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,079,930
	Refunding & improvement Series 2010, 6.375%, 4/01/30
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust
	2016-XF2311:
580	22.651%, 5/01/34 (Pre-refunded 5/01/19) (IF) (4)	5/19 at 100.00	N/R (5)	765,107
1,090	22.651%, 5/01/34 (Pre-refunded 5/01/19) (IF) (4)	5/19 at 100.00	N/R (5)	1,437,874
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Caa1	2,977,500
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation	No Opt. Call	BBB–	1,242,492
	Project, Series 2009E, 5.625%, 10/01/19

NUVEEN 63

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,
	Refunding Series 2016:
$ 1,460	5.000%, 2/15/33	2/26 at 100.00	A2	$ 1,665,028
1,455	5.000%, 2/15/34	2/26 at 100.00	A2	1,653,622
39,045	Total Ohio			38,184,665
	Pennsylvania – 6.3%
1,274	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated	5/18 at 100.00	N/R	1,279,355
	Series 2013, 5.000%, 5/15/26
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	11/19 at 100.00	B	1,438,622
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	12/21 at 100.00	B	1,567,350
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley	4/18 at 100.00	Caa1	1,227,359
	General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	B1	524,546
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	put 4/01/21)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	Caa1	968,600
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20)
150	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	BBB+	157,239
	Ministries Project, Series 2009, 6.125%, 1/01/29
1,350	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R (5)	1,427,558
	Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R (5)	2,100,520
	Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue	8/20 at 100.00	N/R (5)	1,521,007
	Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 15.576%,
	8/01/24 (Pre-refunded 8/01/20) (IF) (4)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds,	1/20 at 100.00	BBB+	1,052,500
	Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds,	12/17 at 100.00	BB+	1,002,040
	USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,342,260
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties	7/26 at 100.00	Baa3	142,221
	Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A,
	5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,180,040
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	0.000%, 12/01/30 (6)	12/27 at 100.00	A–	4,317,896
2,000	0.000%, 12/01/38 (6)	12/27 at 100.00	A–	2,480,460
22,469	Total Pennsylvania			23,729,573
	Puerto Rico – 0.7%
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds,	12/18 at 100.00	A+	1,571,175
	Modernization Series 2008, 5.125%, 12/01/27
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series	No Opt. Call	C	1,022,420
	2005C, 5.500%, 7/01/26 – AMBAC Insured
2,500	Total Puerto Rico			2,593,595
	Rhode Island – 0.3%
1,110	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal	4/25 at 100.00	Baa2	1,228,559
	Building Projects, Refunding Series 2015A, 5.000%, 4/01/27

64 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.3%
$ 7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	$ 8,449,275
	2016B, 5.000%, 12/01/41 (UB)
	Tennessee – 0.0%
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	179,707
	Texas – 3.3%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership	6/21 at 100.00	BB	80,337
	Prep School, Series 2016A, 5.000%, 6/15/46
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/18 at 100.00	N/R	35
	Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (7)
2,095	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series	1/26 at 100.00	BBB	2,360,751
	2016, 5.000%, 1/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	154,913
	Project, Series 2012B, 4.750%, 11/01/42
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	262,693
	2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	7/25 at 100.00	BBB–	819,893
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A,
	5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust	9/21 at 100.00	AA+ (5)	3,142,314
	2016-XF2220, 21.494%, 9/01/41 (Pre-refunded 9/01/21) (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden	12/21 at 100.00	N/R	580,000
	Home Inc., Series 2012, 7.250%, 12/15/47 (7)
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	BBB+	557,930
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,
	Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	1,397,400
805	5.000%, 12/31/55 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	879,310
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	898,841
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	1,134,770
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
14,045	Total Texas			12,269,187
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,048,400
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School
	Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,149,060
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	2,029,157
2,760	Total Vermont			3,178,217
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/18 at 100.00	B–	1,931,060
	Series 2007B1, 5.000%, 6/01/47
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,118,626
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
3,010	Total Virginia			3,049,686

NUVEEN 65

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.3%
$ 5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	$ 5,827,550
	10/01/31 (Alternative Minimum Tax) (UB)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital,	12/26 at 100.00	Baa2	3,543,822
	Refunding & Improvement Series 2016, 5.000%, 12/01/27
215	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	4/18 at 100.00	N/R	215,254
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	2,163,080
	Center, Series 2011A, 5.375%, 1/01/31
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A (5)	2,160,060
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University,	10/19 at 100.00	Baa1 (5)	2,167,320
	Series 2009, 5.625%, 10/01/40 (Pre-refunded 10/01/19)
14,370	Total Washington			16,077,086
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	10/18 at 100.00	N/R	763,785
	Series 2008, 6.500%, 10/01/38
	Wisconsin – 10.0%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A,	2/19 at 102.00	BBB+	3,761,205
	6.500%, 2/01/31
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,108,815
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	659,510
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance
	Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,506,597
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,732,950
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,427,620
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series	6/20 at 100.00	Baa2 (5)	1,120,240
	2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	525,365
	Inc., Series 2010B, 5.000%, 4/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community
	Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,000	18.720%, 4/01/34 (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA– (5)	1,272,060
1,290	13.701%, 4/01/42 (IF) (4)	10/22 at 100.00	AA–	1,443,304
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc.,	8/25 at 100.00	A–	29,136
	Refunding Series 2016, 5.000%, 2/15/28
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior	8/23 at 100.00	A	1,177,876
	Living Communities, Refunding Series 2013, 5.000%, 8/15/43
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust	5/19 at 100.00	Aa2 (5)	3,586,150
	2016-XL0020, 28.168%, 5/01/36 (Pre-refunded 5/01/19) (IF) (4)
32,810	Total Wisconsin			37,350,828
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming,
	L.L.C. – University of Wyoming Project, Series 2011:
710	6.250%, 7/01/31	7/21 at 100.00	BBB	769,434
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,725,904
2,310	Total Wyoming			2,495,338
$ 396,645	Total Municipal Bonds (cost $379,682,560)			411,474,947

66 NUVEEN

Shares	Description (1)			Value
	COMMON STOCKS – 0.6%

	Airlines – 0.6%
50,333	American Airlines Group Inc., (10)			$ 2,356,591
	Total Common Stocks (cost $1,491,886)			2,356,591
	Total Long-Term Investments (cost $381,174,446)			413,831,538

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	Illinois – 0.8%
$ 1,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative Revenue,	3/18 at 100.00	B	$ 1,920,372
	Project Series 2015G, Variable Rate Demand Obligations, 9.000%, 3/01/32 (11)
925	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011C-1,	3/18 at 100.00	BB–	930,078
	Variable Rate Demand Obligations, 9.000%, 3/01/32 (11)
$ 2,835	Total Short-Term Investments (cost $2,819,594)			2,850,450
	Total Investments (cost $383,994,040) – 111.1%			416,681,988
	Floating Rate Obligations – (12.9)%			(48,545,000)
	Other Assets Less Liabilities – 1.8%			6,943,529
	Net Assets – 100%			$ 375,080,517

(1)          All percentages shown in the Portfolio of Investments are based on net assets.
(2)          Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)          For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)          Investment, or portion of investment, has been pledged as collateral for the net payment obligations in inverse floating rate transactions.
(5)          Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)         Step-up coupon bond, a bond with a coupon that increases (“steps up“), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)          As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(8)          Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(9)          On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(10)        On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120– day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(11)        Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(12)        Variable rate security. The rate shown is the coupon as of the end of the reporting period.
IF           Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR    London Inter-Bank Offered Rate.
UB         Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.
NUVEEN 67

Statement of
Assets and Liabilities	October 31, 2017

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,910,182,612, $238,468,624,
$88,186,930 and $381,174,446 respectively)	$2,094,577,922	$268,133,917	$96,879,435	$413,831,538
Short-term investments, at value (cost $5,000,000, $—, $— and
$2,819,594, respectively)	5,000,000	—	—	2,850,450
Cash	37,048,040	1,676,456	67,719	480,768
Receivable for:
Shares sold	—	166,324	—	—
Interest	25,254,062	3,740,995	1,272,534	7,696,266
Investments sold	12,000,000	35,000	55,000	815,473
Deferred offering costs	—	—	149,794	—
Other assets	344,186	3,132	2,280	25,321
Total assets	2,174,224,210	273,755,824	98,426,762	425,699,816
Liabilities
Floating rate obligations	6,630,000	15,125,000	—	48,545,000
Payable for:
Dividends	5,988,410	850,644	316,016	1,680,254
Investments purchased	30,029,314	1,298,606	871,871	—
Accrued expenses:
Management fees	805,679	131,762	50,330	287,047
Directors/Trustees fees	342,003	2,590	986	22,183
Other	382,744	66,126	49,562	84,815
Total liabilities	44,178,150	17,474,728	1,288,765	50,619,299
Net assets	$2,130,046,060	$256,281,096	$97,137,997	$375,080,517
Shares outstanding	206,875,449	15,080,528	8,538,278	24,950,068
Net asset value (”NAV”) per share outstanding	$10.30	$16.99	$11.38	$15.03

Net assets consist of:
Shares, $0.01 par value per share	$2,068,754	$150,805	$85,383	$249,501
Paid-in surplus	1,956,383,687	222,475,865	88,146,766	366,211,930
Undistributed (Over-distribution of) net investment income	11,538,094	1,244,145	213,343	804,197
Accumulated net realized gain (loss)	(24,339,785)	2,744,988	—	(24,873,059)
Net unrealized appreciation (depreciation)	184,395,310	29,665,293	8,692,505	32,687,948
Net assets	$2,130,046,060	$256,281,096	$97,137,997	$375,080,517
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.
68 NUVEEN

Statement of
Operations		Year Ended October 31, 2017

	NUV	NUW	NMI	NEV
Investment Income	$92,872,282	$12,922,095	$4,765,950	$24,623,691
Expenses
Management fees	9,652,039	1,478,811	579,564	3,361,589
Interest expense	153,487	140,988	—	648,435
Custodian fees	207,085	30,169	22,755	53,594
Directors/Trustees fees	67,105	7,831	3,021	11,922
Professional fees	103,082	37,658	27,303	58,869
Shareholder reporting expenses	252,926	29,704	17,864	35,509
Shareholder servicing agent fees	251,291	290	10,840	326
Shelf offering expenses	—	203,246	53,179	—
Stock exchange listing fees	63,795	7,768	7,162	18,277
Investor relations expenses	171,321	20,687	9,747	31,378
Other	123,370	27,867	18,387	32,524
Total expenses	11,045,501	1,985,019	749,822	4,252,423
Net investment income (loss)	81,826,781	10,937,076	4,016,128	20,371,268
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	13,722,721	3,268,315	188,720	302,118
Change in net unrealized appreciation (depreciation) of investments	(34,810,434)	(6,871,435)	(2,134,044)	(13,926,077)
Net realized and unrealized gain (loss)	(21,087,713)	(3,603,120)	(1,945,324)	(13,623,959)
Net increase (decrease) in net assets from operations	$60,739,068	$7,333,956	$2,070,804	$6,747,309

See accompanying notes to financial statements.
NUVEEN 69

Statement of
Changes in Net Assets

	NUV		NUW
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Operations
Net investment income (loss)	$81,826,781	$83,294,176	$10,937,076	$10,645,109
Net realized gain (loss) from investments	13,722,721	(9,063,243)	3,268,315	767,370
Change in net unrealized appreciation (depreciation) of investments	(34,810,434)	47,249,567	(6,871,435)	(193,067)
Net increase (decrease) in net assets from operations	60,739,068	121,480,500	7,333,956	11,219,412
Distributions to Shareholders
From net investment income	(81,136,569)	(80,761,259)	(10,614,955)	(10,943,206)
Decrease in net assets from distributions to shareholders	(81,136,569)	(80,761,259)	(10,614,955)	(10,943,206)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	9,540,333	11,730,314	17,451,974
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	3,676,267	437,916	713,294
Net increase (decrease) in net assets from capital share transactions	—	13,216,600	12,168,230	18,165,268
Net increase (decrease) in net assets	(20,397,501)	53,935,841	8,887,231	18,441,474
Net assets at the beginning of period	2,150,443,561	2,096,507,720	247,393,865	228,952,391
Net assets at the end of period	$2,130,046,060	$2,150,443,561	$256,281,096	$247,393,865
Undistributed (Over-distribution of)
net investment income at the end of period	$11,538,094	$10,907,476	$1,244,145	$727,093

See accompanying notes to financial statements.
70 NUVEEN

	NMI		NEV
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Operations
Net investment income (loss)	$4,016,128	$4,200,062	$20,371,268	$19,652,593
Net realized gain (loss) from investments	188,720	(20,534)	302,118	(537,166)
Change in net unrealized appreciation (depreciation) of investments	(2,134,044)	1,237,919	(13,926,077)	633,718
Net increase (decrease) in net assets from operations	2,070,804	5,417,447	6,747,309	19,749,145
Distributions to Shareholders
From net investment income	(4,094,716)	(4,216,821)	(20,501,471)	(21,633,059)
Decrease in net assets from distributions to shareholders	(4,094,716)	(4,216,821)	(20,501,471)	(21,633,059)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	2,442,544	—	—	61,693,894
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	187,363	181,990	—	168,274
Net increase (decrease) in net assets from capital share transactions	2,629,907	181,990	—	61,862,168
Net increase (decrease) in net assets	605,995	1,382,616	(13,754,162)	59,978,254
Net assets at the beginning of period	96,532,002	95,149,386	388,834,679	328,856,425
Net assets at the end of period	$97,137,997	$96,532,002	$375,080,517	$388,834,679
Undistributed (Over-distribution of)
net investment income at the end of period	$213,343	$259,836	$804,197	$987,103

See accompanying notes to financial statements.
NUVEEN 71

Statement of
Cash Flows	Year Ended October 31, 2017

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$6,747,309
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(32,244,023)
Proceeds from sales and maturities of investments	37,201,742
Proceeds from (Purchases of) short-term investments, net	(1,823,344)
Taxes paid	(224)
Amortization (Accretion) of premiums and discounts, net	746,275
(Increase) Decrease in:
Receivable for interest	16,351
Receivable for investments sold	634,305
Other assets	(8,713)
Increase (Decrease) in:
Payable for investments purchased	(1,936,062)
Accrued management fees	(5,061)
Accrued Director/Trustees fees	4,416
Accrued other expenses	11,912
Net realized (gain) loss from investments	(302,118)
Change in net unrealized (appreciation) depreciation of investments	13,926,077
Net cash provided by (used in) operating activities	22,968,842
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	(1,941,564)
Floating rate obligations	65,000
Cash distributions paid to shareholders	(20,611,510)
Net cash provided by (used in) financing activities	(22,488,074)
Net Increase (Decrease) in Cash	480,768
Cash at the beginning of period	—
Cash at the end of period	$480,768

NEV
Cash paid for interest	$648,435

See accompanying notes to financial statements.
72 NUVEEN

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NUVEEN 73

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NUV
Year Ended 10/31:
2017	$10.39	$0.40	$(0.10)	$ 0.30	$(0.39)	$ —	$(0.39)	$ —	$ —	$10.30	$10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—	10.20	10.07
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—	—	10.21	9.64
2013	10.31	0.44	(0.70)	(0.26)	(0.45)	—	(0.45)	—	0.01	9.61	9.05
NUW
Year Ended 10/31:
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02	16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03	17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01	17.17	17.22
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—	—	17.19	16.89
2013	17.78	0.85	(1.48)	(0.63)	(0.80)	(0.01)	(0.81)	—*	0.01	16.35	15.23

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

74 NUVEEN

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
3.03%	5.48%	$2,130,046	0.52%	3.89%	17%
5.74	2.91	2,150,444	0.51	3.87	11
3.94	8.86	2,096,508	0.53	4.08	16
11.04	11.54	2,099,099	0.56	4.36	17
(2.55)	(8.67)	1,975,227	0.55	4.34	19
3.02	5.71	256,281	0.81	4.45	16
4.90	2.99	247,394	0.71	4.38	12
4.56	6.79	228,952	0.72	4.72	6
10.95	17.27	226,855	0.75	4.92	10
(3.59)	(14.31)	215,764	0.72	4.93	7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2017	0.01%	2017	0.06%
2016	0.01	2016	0.03
2015	0.00**	2015	0.02
2014	0.01	2014	0.02
2013	0.00**	2013	0.00**

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
See accompanying notes to financial statements.
NUVEEN 75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NMI
Year Ended 10/31:
2017	$11.61	$0.48	$(0.22)	$ 0.26	$(0.49)	$ —	$(0.49)	$(0.01)	$0.01	$11.38	$11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—	11.47	11.05
2014	10.80	0.50	0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30
2013	11.66	0.54	(0.83)	(0.29)	(0.57)	—	(0.57)	—	—	10.80	10.11
NEV
Year Ended 10/31:
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96	1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91
2013	15.82	0.96	(1.80)	(0.84)	(0.96)	—	(0.96)	(0.01)	0.09	14.10	13.92

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

76 NUVEEN

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(d)
2.34%	(2.04)%	$ 97,138	0.79%	4.23%	12%
5.71	15.22	96,532	0.76	4.33	4
4.08	2.31	95,149	0.74	4.43	10
12.06	17.55	95,464	0.76	4.55	15
(2.58)	(15.91)	89,384	0.73	4.73	18
1.93	2.50	375,081	1.14	5.47	8
6.10	1.85	388,835	1.03	5.44	6
5.68	9.90	328,856	1.05(c)	5.93(c)	12
18.67	14.58	330,869	1.08	6.49	5
(5.02)*	(8.12)	297,404	1.08	6.44	12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2017	—%	2017	0.17%
2016	0.03	2016	0.07
2015	0.01	2015	0.07
2014	0.01	2014	0.09
2013	0.01	2013	0.08

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*
During the fiscal year ended October 31, 2013, NEV received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on NAV.

See accompanying notes to financial statements.
NUVEEN 77

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Municipal Value Fund, Inc. (NUV)
•	Nuveen AMT-Free Municipal Value Fund (NUW)
•	Nuveen Municipal Income Fund, Inc. (NMI)
•	Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2017 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NUV	NUW	NMI
Outstanding when-issued/delayed delivery purchase commitments	$30,029,314	$1,298,606	$871,871

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
78 NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality,
NUVEEN 79

Notes to Financial Statements (continued)
type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,093,946,934	$—		$2,093,946,934
Corporate Bonds	—	—	630,988	**	630,988	**
Short-Term Investments*:
Municipal Bonds	—	5,000,000	—		5,000,000
Total	$—	$2,098,946,934	$630,988		$2,099,577,922

NUW

Long-Term Investments*:
Municipal Bonds	$—	$268,133,917	$—		$268,133,917

NMI

Long-Term Investments*:
Municipal Bonds	$—	$96,879,435	$—		$96,879,435

NEV

Long-Term Investments*:
Municipal Bonds	$—	$411,446,868	$28,079	**	$411,474,947
Common Stocks	2,356,591	—	—		2,356,591
Short-Term Investments*:
Municipal Bonds	—	2,850,450	—		2,850,450
Total	$2,356,591	$414,297,318	$28,079		$416,681,988

*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the
80 NUVEEN

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
NUVEEN 81

Notes to Financial Statements (continued)
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$6,630,000	$15,125,000	$—	$48,545,000
Floating rate obligations: externally-deposited Inverse Floaters	—	10,165,000	6,005,000	146,485,000
Total	$6,630,000	$25,290,000	$6,005,000	$195,030,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$11,664,247	$10,785,274	$—	$48,515,247
Average annual interest rate and fees	1.32%	1.31%	—%	1.34%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,630,000	$15,125,000	$—	$34,920,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	10,165,000	6,005,000	136,185,000
Total	$6,630,000	$25,290,000	$6,005,000	$171,105,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
82 NUVEEN

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Equity Shelf Programs and Offering Costs
The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the current and/or prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during each Fund’s shelf offering during the current and/or prior fiscal period (unless otherwise noted), were as follows:

	NUV		NUW		NMI		NEV
	Year	Year	Year	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended		Ended
	10/31/17****	10/31/16*	10/31/17	10/31/16**	10/31/17***	10/31/16	10/31/17		10/31/16
Additional authorized shares	19,600,000	19,600,000	1,400,000	2,600,000	800,000	—	5,200,000	****	5,200,000
Shares sold	—	900,076	685,364	992,372	209,600	—	—		3,842,469
Offering proceeds, net of offering costs	$—	$9,540,333	$11,730,314	$17,451,974	$2,442,544	$—	$—		$61,693,894

*	Represents total additional authorized shares for the period March 22, 2016 through October 31, 2016.
**	Represents total additional authorized shares for the period February 26, 2016 through October 31, 2016; and the period November 1, 2015 through November 15, 2015.
***	Represents total additional authorized shares for the period May 17, 2017 through October 31, 2017.
****	Represents total additional authorized shares for the period November 1, 2016 through February 28, 2017.
Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of “Shelf offering expenses” on the Statement of Operations.
NUVEEN 83

Notes to Financial Statements (continued)
During the prior reporting period, NMI filed an initial registration statement with the SEC to establish a new Shelf Offering, which was declared effective during the current fiscal period.
Share Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUV		NUW
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Shares :
Issued to shareholders due to reinvestment of distributions	—	347,727	25,922	40,963
Sold through shelf offering	—	900,076	685,364	992,372
Weighted average share:
Premium to NAV per shelf offering share sold	—%	1.22%	2.14%	2.34%

	NMI		NEV
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Shares:
Issued to shareholders due to reinvestment of distributions	16,379	15,227	—	10,581
Sold through shelf offering	209,600	—	—	3,842,469
Weighted average share:
Premium to NAV per shelf offering share sold	3.29%	—%	—%	1.80%

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$351,239,109	$63,707,493	$12,005,207	$32,244,023
Sales and maturities	374,367,138	40,894,797	11,408,208	37,201,742

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
84 NUVEEN

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,899,428,558	$222,304,717	$87,960,106	$334,522,606
Gross unrealized:
Appreciation	$203,901,676	$30,841,650	$9,155,869	$42,831,912
Depreciation	(10,382,303)	(137,494)	(236,540)	(9,217,237)
Net unrealized appreciation (depreciation) of investments	$193,519,373	$30,704,156	$8,919,329	$33,614,675

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards, federal taxes paid and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds’ tax year end, as follows:

	NUV	NUW	NMI	NEV
Paid-in-surplus	$(22,687)	$(195,270)	$(165,832)	$(224)
Undistributed (Over-distribution of) net investment income	(59,594)	194,931	32,095	(52,703)
Accumulated net realized gain (loss)	82,281	339	133,737	52,927

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$5,833,841	$819,006	$310,516	$1,290,748
Undistributed net ordinary income[2]	3,303,643	288,399	21,601	283,327
Undistributed net long-term capital gains	—	2,744,988	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2017 and paid on November 1, 2017.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2017 and October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income[3]	$80,679,082	$10,468,012	$4,077,447	$20,583,806
Distributions from net ordinary income[2]	457,488	103,869	16,631	29,940
Distributions from net long-term capital gains	—	—	—	—

2016	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$80,329,085	$10,748,111	$4,134,879	$21,404,317
Distributions from net ordinary income[2]	391,620	202,880	81,311	107,623
Distributions from net long-term capital gains	—	—	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2017 as Exempt Interest Dividends.
As of October 31, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NUV	NEV
Expiration:
October 31, 2018	$—	$2,946,811
October 31, 2019	—	16,146,849
Not subject to expiration	24,339,785	5,779,399
Total	$24,339,785	$24,873,059

During the Funds’ tax year ended October 31, 2017, the Funds utilized capital loss carryforwards as follows:

	NUV	NUW	NMI	NEV
Utilized capital loss carryforwards	$10,193,997	$726,001	$44,742	$362,229

As of October 31, 2017, the Funds’ tax year end, $114,780 of NMI’s capital loss carryforward expired.

NUVEEN 85

Notes to Financial Statements (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual Fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

86 NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2017, the complex- level fee rate for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMI
Purchases	$—
Sales	2,453,871

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016 (the only date utilized during the current fiscal period), the following Funds borrowed the following amount from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective balance.

	NUV	NEV
Outstanding balance at December 31, 2016	$8,374,528	$3,187,609

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the
NUVEEN 87

Notes to Financial Statements (continued)
facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NUV utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NUV
Maximum Outstanding Balance	$28,000,000

During the current fiscal period, the average daily balance and average annual interest rate on the Fund’s Borrowings during the utilization period were as follows:

NUV
Average daily balance outstanding	$23,000,000
Average annual interest rate	2.02%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
None of the other Funds utilized this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
88 NUVEEN

Additional
Fund Information (Unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Directors/Trustees effective December 31, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN 89

Glossary of Terms
Used in this Report (Unaudited)

■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
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■ Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
NUVEEN 91

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.
92 NUVEEN

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors or Trustees (each, a “Board,” and each Director or Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance
94 NUVEEN

and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.
With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.
For Nuveen Municipal Value Fund, Inc. (the “Value Fund”), the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile for the three- and five-year periods, the Fund ranked in the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s performance.
For Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Fund”), the Board noted that the Fund ranked in the third quartile in its Performance Peer Group in the one-, three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal Income Fund, Inc. (the “Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the longer three- and five-year periods, the Fund ranked in the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s performance.
For Nuveen Enhanced Municipal Value Fund (the “Enhanced Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the second quartile in the three-year period and the first quartile in the five-year period. The Fund also underperformed its benchmark in the one-year period, but outperformed its benchmark in the three- and five-year periods. In the first quarter of 2017, the Fund’s relative performance improved, ranking in the second quartile of its Performance Peer Group and outperforming its benchmark for such period. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
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In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Value Fund, the AMT-Free Fund and the Income Fund had net management fees and net expense ratios below their respective peer averages, and the Enhanced Fund had a net management fee in line with its peer average and a net expense ratio below its peer average.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex.
The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
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D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
NUVEEN 99

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
100 NUVEEN

Board
Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER
Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.

1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III		176

■ JACK B. EVANS
President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		176

■ WILLIAM C. HUNTER
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		176

■ DAVID J. KUNDERT(1)
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).

1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II		176

NUVEEN 101

Board Members & Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	management consulting firm (since 2012); previously, held positions	176
			at Leap Wireless International, Inc., including Consultant (2011-2012),
			Chief Operating Officer (2008-2011), and Chief Marketing Officer
			(2004-2008); formerly, President, Verizon Card Services division of
			Verizon Communications, Inc. (2000-2003); formerly, President,
			One Point Services at One Point Communications (1999- 2000);
			formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997);
			formerly, various executive positions with Zenith Electronics
			Corporation (1991- 1996). Director, USA Technologies, Inc., a
			provider of solutions and services to facilitate electronic payment
			transactions (since 2012); formerly, Director, Wintrust Financial
			Corporation (1996-2016).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	firm which develops branding, marketing and communications	176
			strategies for clients; Director of The Curran Center for Catholic
			American Studies (since 2009) and The President’s Council,
			Fordham University (since 2010); formerly, senior external advisor
			to the financial services practice of Deloitte Consulting LLP (2012-
			2014): formerly, Chairman of the Board of Trustees of Marian
			University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
			Executive Officer of ABN AMRO N.V. North America, and Global
			Head of its Financial Markets Division (2007-2008); prior senior
			positions held at ABN AMRO include Corporate Executive Vice
			President and Head of Global Markets-the Americas (2006-2007),
			CEO of Wholesale Banking North America and Global Head of
			Foreign Exchange and Futures Markets (2001-2006), and Regional
			Commercial Treasurer and Senior Vice President Trading-North
			America (1996-2001); formerly, Trustee at St. Edmund Preparatory
			School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S.
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Endowment for Forestry and Communities (since 2013); formerly,	176
			Executive Director (1994- 2012), Gaylord and Dorothy Donnelley
			Foundation; prior thereto, Executive Director, Great Lakes
			Protection Fund (1990-1994).

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006);
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, C2 Options Exchange, Incorporated (since 2009); Director,	176
			CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New
			York State Commission on Public Authority Reform (2005-2010).

■ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	IT Service LLC (since 2010) and Quality Control Corporation (since	176
			2012); member: Catalyst Schools of Chicago Board (since 2008) and
			Mather Foundation Board (since 2012), and chair of its Investment
			Committee; formerly, Director, Legal & General Investment
			Management America, Inc.(2008-2013); formerly, CEO and President,
			Northern Trust Global Investments (2004-2007): Executive Vice
			President, Quantitative Management & Securities Lending (2000-
			2004); prior thereto, various positions with Northern Trust Company
			(since 1994); formerly, Member, Northern Trust Mutual Funds Board
			(2005-2007), Northern Trust Global Investments Board (2004-2007),
			Northern Trust Japan Board (2004-2007), Northern Trust Securities
			Inc. Board (2003- 2007) and Northern Trust Hong Kong
			Board (1997-2004).

102 NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		176

■ ROBERT L. YOUNG(2)
Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		174

Interested Board Member:

■ MARGO L. COOK(3)(4)
President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ
Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007		75

■ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998		176

NUVEEN 103

Board Members & Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	(2013- 2014) and Vice President (2005-2013) of Nuveen Fund	176
			Advisors, LLC; Managing Director (since 2016) of Nuveen
			Securities, LLC; Certified Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	President (2016-2017), formerly, Vice President (2011-2016) of	176
			Nuveen.; Chartered Financial Analyst.

■ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice
197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	President (2008-2017) of Nuveen.	176

■ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	President of Nuveen (since 2006), Vice President prior to 2006.	75

■ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	President (2014-2017) of Nuveen Securities, LLC.	176

■ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	General Counsel (since 2016) of Nuveen Investments, Inc.,	176
			formerly, Executive Vice President (2016-2017) and Managing
			Director and Assistant Secretary (2008-2016); Senior Managing
			Director (since January 2017) and Assistant Secretary (since 2008)
			of Nuveen Securities, LLC, formerly Executive Vice President
			(2016-2017) and Managing Director (2008-2016); Senior Managing
			Director (since February 2017), Secretary (since 2016) and
			Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC,
			formerly, Executive Vice President (2016-2017), Managing Director
			(2008-2016) and Assistant Secretary (2007-2016); Senior Managing
			Director (since February 2017), Secretary (since 2016) and
			Associate General Counsel (since 2011) of Nuveen Asset
			Management, LLC, formerly Executive Vice President (2016-2017)
			and Managing Director and Assistant Secretary (2011-2016);
			Senior Managing Director (since February 2017) and Secretary
			(since 2016) of Nuveen Investments Advisers, LLC, formerly
			Executive Vice President (2016-2017); Vice President (since 2007)
			and Secretary (since 2016), formerly, Assistant Secretary, of NWQ
			Investment Management Company, LLC, Symphony Asset
			Management LLC, Santa Barbara Asset Management, LLC and
			Winslow Capital Management, LLC (since 2010).

■ MICHAEL A. PERRY
Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		75

104 NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ KATHLEEN L. PRUDHOMME
Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011		176

■ CHRISTOPHER M. ROHRBACHER
Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.

1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008		176

■ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		176

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013		176

■ GIFFORD R. ZIMMERMAN
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988		176

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Mr. Kundert will retire from the Board as of December 31, 2017.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN 105

Notes

106 NUVEEN

Notes

NUVEEN 107

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-A-1017D-INV-Y-12/18 323290

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Value Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2017	$21,820	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2016	$21,200	$4,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2017	$ 0	$ 0	$ 0	$ 0
October 31, 2016	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$5.64 billion
	Other Pooled Investment Vehicles	14	$3.91 billion
	Other Accounts	9	$33 million
*	Assets are as of October 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NUV SECURITIES AS OF OCTOBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Value Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2018